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THE STRONG
MUNICIPAL INCOME FUNDS

SEMI-ANNUAL REPORT o FEBRUARY 28, 1998





                        [PHOTO OF MAN AND WOMAN WALKING]

                   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
                -----------------------------------------------
                        THE STRONG MUNICIPAL BOND FUND
                -----------------------------------------------
                THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                -----------------------------------------------
                   THE STRONG SHORT-TERM MUNICIPAL BOND FUND


                                  [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

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                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

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                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

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                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

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                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

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                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

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             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

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                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

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                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

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THE STRONG
MUNICIPAL INCOME FUNDS

SEMI-ANNUAL REPORT o FEBRUARY 28, 1998


                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong High-Yield Municipal Bond Fund................................2
     The Strong Municipal Bond Fund...........................................4
     The Strong Short-Term High Yield Municipal Fund..........................6
     The Strong Short-Term Municipal Bond Fund................................8

FINANCIAL INFORMATION
     Schedules of Investments in Securities
        The Strong High-Yield Municipal Bond Fund............................10
        The Strong Municipal Bond Fund.......................................14
        The Strong Short-Term High Yield Municipal Fund......................16
        The Strong Short-Term Municipal Bond Fund............................18
     Statements of Assets and Liabilities....................................22
     Statements of Operations................................................23
     Statements of Changes in Net Assets.....................................24
     Notes to Financial Statements...........................................25

FINANCIAL HIGHLIGHTS.........................................................27

THE STRONG HIGH-YIELD MUNICIPAL BOND FUND

THE FUND'S STRONG PERFORMANCE OVER THE LAST SIX MONTHS RESULTED FROM ITS DURATION, AND CAREFUL SECTOR AND QUALITY POSITIONING.

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income.

A STRONG START TO THE FISCAL YEAR
The Strong High-Yield Municipal Bond Fund got off to a strong start in the first half of its fiscal year, returning 7.27% for the six months ended February 28(1). This performance compares quite favorably with both our benchmark index*, which returned 6.50%, and our peer group of funds as measured by the Lipper High Yield Municipal Debt Funds Index, which returned 5.35%.

========================================
          PORTFOLIO STATISTICS
========================================
              As of 2-27-98

30-DAY ANNUALIZED YIELD (2)   5.35%
       AVERAGE MATURITY (3)   10.6 YEARS
 AVERAGE QUALITY RATING (4)   BBB
========================================

The environment surrounding municipal bonds remained positive during the first six months of the Fund's fiscal year, with the fixed-income market continuing to enjoy a rally. The continued decline in long-term interest rates contributed to the positive environment, along with a healthy US economy bolstered by little evidence of inflation. Bond prices increased sharply during the last two months of 1997, as instability in the Asian markets unfolded and expectations grew about a potential cut in interest rates by the Federal Reserve. Ultimately, the Federal Reserve held short-term rates steady.

===============================================================================
                           EQUIVALENT TAXABLE YIELDS
===============================================================================
                                 As of 2-27-98
                                                   YOUR TAX-EXEMPT EFFECTIVE
                                       MARGINAL    YIELD OF 5.35% IS EQUIVALENT
  JOINT RETURN      SINGLE RETURN      TAX RATE    TO A TAXABLE YIELD OF:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400        28.0%              7.43%
 ...............................................................................
$102,351-155,950   $61,401-128,100       31.0%              7.75%
 ...............................................................................
$155,951-278,450   $128,101-278,450      36.0%              8.36%
 ...............................................................................
Over $278,450      Over $278,450         39.6%              8.86%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
===============================================================================

A LOOK BACK AT OUR STRATEGY
The Strong High-Yield Municipal Bond Fund's strong performance over the last six months resulted from its duration, and careful sector and quality positioning. We held the Fund's duration throughout the six-month period-- longer than that of our benchmark, but a reasonable level given the prevailing strong US market. This duration level helped the Fund's performance as interest rates declined.

The Fund was overweighted in lower-quality securities that turned out to be strong municipal market performers for the period. Investors turned to these bonds seeking higher yields in a climate of falling interest rates, resulting in the low-rated securities having an increased value relative to higher-quality instruments. Favorable state and local economic conditions also helped these lower-rated securities deliver strong financial performance.

The Fund also benefited when several securities it held were refunded. During a climate of falling interest rates, an issuer may choose to refund existing bonds which are then backed by Treasury bonds. As such, they are guaranteed by the full faith and credit of the US government, but are tax free. When this happens, a bond experiences substantial price appreciation. Typically, we replace these refinanced bonds with another security, since the Fund's objective is to invest in high-yield issues.

An important part of our strategy is that we don't rely solely on traditional municipal securities, but include corporate-backed bonds as well. At the end of February, the highest industry holding in the Fund is industrial development revenue bonds. This type of security includes bonds backing airlines, an area that has benefited from lower fuel prices, and a strong economy encouraging more business and pleasure travel.

Other areas of emphasis within the Fund's portfolio include: facilities serving the needs of an aging American population, such as assisted living and continued care facilities. rural hospitals, that typically face low competition and avoid the increased overhead that more specialized treatments can entail, by providing only basic "bread and butter" services.

the rebuilding of America's infrastructure, such as through the construction of new toll roads for overburdened areas.

WE'RE OPTIMISTIC ABOUT THE MARKET AHEAD
Looking ahead, we anticipate an attractive economic environment for longer-term, lower-rated municipal securities. We believe that the economy will continue on a path of more moderate growth with low inflation, as effects from the Asian financial crisis are slowly played out. Economic gains from sectors such as labor, housing, and manufacturing should be offset by less demand for US goods in Asia. Although it seems unlikely at this point, more pronounced effects from the Asian crisis could move the Federal Reserve to cut interest rates. Given this outlook, we plan to follow the same proven strategy that we have thus far, running the portfolio's duration 10% to 20% longer than our benchmark. We also plan to continue overweighting non-rated securities--which can be attractive investments in a positive market environment.

Thank you for your investment in the Strong High-Yield Municipal Bond Fund. We appreciate your continued confidence in our investment management.


[PHOTO OF MARY-KAY H. BOURBULAS]


Sincerely,


/s/ Mary-Kay H. Bourbulas
Mary-Kay H. Bourbulas
Portfolio Manager

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 10-1-93 to 2-28-98
[GRAPH]
              THE STRONG                                     Lipper High Yield
         HIGH-YIELD MUNICIPAL      High-Yield Municipal        Municipal Debt
               BOND FUND             Bond Fund Index*           Funds Index*

    9-93        10,000                    10,000                   10,000
   12-93        10,266                    10,164                   10,141
   12-94        10,165                     9,609                    9,637
   12-95        11,651                    11,362                   11,245
   12-96        12,248                    11,867                   11,647
   12-97        13,949                    13,165                   12,751
    2-98        14,174                    13,408                   12,898

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                             ==================================
                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS(1)
                                             ==================================
                                                        As of 2-28-98
                                                      1-YEAR             13.87%
                                                      3-YEAR             10.60%
                                             SINCE INCEPTION              8.22%
                                                (on 10-1-93)
                                             ==================================

* The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996 to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.
2 Yield is annualized for the 30 days ended 2-27-98, is historical, and will vary.
3 The Fund's average maturity includes the effect of futures and when-issued securities.
4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

THE STRONG MUNICIPAL BOND FUND

OVER THE PAST SIX MONTHS, WE CONTINUED TO EMPHASIZE ISSUE SELECTION ABOVE ALL ELSE IN OUR MANAGEMENT STRATEGY.

The Strong Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

For the six months ended February 28, 1998, the Fund posted a return of 6.36%(1). That's well ahead of the 5.04% return of the Lehman Brothers Municipal Bond Index and the 5.03% return of the Lipper General Municipal Debt Funds Index.*

=======================================
         PORTFOLIO STATISTICS
=======================================
            As of 2-27-98
30-DAY ANNUALIZED YIELD(2)   4.69%
       AVERAGE MATURITY(3)   10.6 YEARS
 AVERAGE QUALITY RATING(4)   A
=======================================

DECLINING INTEREST RATES
Short- and long-term municipal rates stayed in a state of gradual decline for most of the past six months, though not to the same degree as Treasury yields. Inflation remained at bay, contained largely by an anticipated slowing in the economy. These conditions served to boost bond markets overall. On the municipal front, favorable state and local economic conditions have bolstered the health of muni issuers--leading to improved bond ratings and, in turn, price appreciation.

In this environment, we have made only slight modifications to the Fund's interest-rate sensitivity (as measured by duration), after having shortened it in the previous year. The Fund's duration now stands at 6.2, a negligible change from its level at the beginning of the fiscal year in September.

===============================================================================
                           EQUIVALENT TAXABLE YIELDS
===============================================================================
                                 As of 2-27-98
                                                   YOUR TAX-EXEMPT EFFECTIVE
                                       MARGINAL    YIELD OF 4.69% IS EQUIVALENT
  JOINT RETURN      SINGLE RETURN      TAX RATE    TO A TAXABLE YIELD OF:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400       28.0%                 6.51%
 ...............................................................................
$102,301-155,950   $61,401-128,100      31.0%                 6.80%
 ...............................................................................
$155,951-278,450   $128,101-278,450     36.0%                 7.33%
 ...............................................................................
Over $278,450      Over $278,450        39.6%                 7.76%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
===============================================================================

YIELD, WITH A FOCUS ON QUALITY
One of the primary goals investors have when choosing a municipal bond fund is tax-exempt income--so we seek to provide yield while maintaining a reasonable level of risk. In our pursuit of the municipal issues with the greatest potential for the portfolio, we have continued to work with smaller, regional brokerages as well as large, established Wall Street firms. Because these specialized brokers don't have the same high profile as some of their larger competitors, the issues they sponsor often offer higher yields in order to attract investor attention.

The Fund also continues to incorporate issues whose income may be subject to the Alternative Minimum Tax. As AMT paper makes up an ever-increasing proportion of the municipal market, to completely reject these issues would be to cut our shareholders off from many of the market's more attractive securities. We are conscious of the tax implications of these holdings for some of our shareholders, but believe that overall the benefits outweigh the costs.

A CHANGE TO THE FUND'S PROSPECTUS
Nearly half of the Fund's assets are invested in AAA and AA bonds or their equivalents, and quality remains a priority in the portfolio. However, to give the Fund greater flexibility to pursue attractive yields, the Fund's prospectus was changed effective January 1, 1998 to increase the percentage of assets that may be allocated to non-investment-grade issues to 15% from 5%. The Fund's 6.5% position in non-investment-grade issues is best viewed in the context of that heavy weighting in the top two levels of credit quality. We do not treat the non-investment-grade allowance cavalierly, and intend to use it selectively.

ISSUE SELECTION IS OUR FOCUS
Over the past six months, we continued to emphasize issue selection above all else in our management strategy. We start with a thorough macroeconomic evaluation that leads us to look more closely within those sectors and industries for which we believe conditions appear particularly favorable. This initial research leads us to look more closely within those sectors and industries for which we believe conditions appear particularly favorable. We don't deliberately overweight these sectors for their own sake--rather we look for the individual issues within them that appear most likely to outperform over the long term.

Our issue-by-issue research is at the center of our investment process. The market presents us with thousands of alternatives, and we sort through them to find those that appear to offer the best potential. To our minds, issue selection is not secondary to duration positioning or any other element of bond portfolio management; it is critical to performance. We believe our focus on issue selection is the reason that this Fund has outperformed its benchmark and peer group by such a wide margin over the past six months.

LOOKING AHEAD
It's not easy to tell exactly what's on the immediate horizon for interest rates. The economy has proven to be more robust than expected, so any easing of rates by the Federal Reserve is likely to be put off for a while. Nonetheless, it's hard to believe the so-called Asian flu won't have some impact in the U.S. The difficulties in that region suggest that we can expect a degree of economic slowing here in the future, with a subsequent decline in interest rates.

That said, unless interest rates become unusually volatile, we don't anticipate making any significant changes to our approach. Our strategy has continued to deliver strong, sustainable tax-exempt yield to shareholders, without incurring undue risk. We intend to continue to consider issues from regional brokerages as well as AMT paper, and to maintain our intense focus on issue selection. We believe this is the most effective way to add value for shareholders.

Thank you for your investment in the Strong Municipal Bond Fund. We look forward to helping you pursue your important investment goals in the years to come.


[PHOTO OF STEVEN D. HARROP]


Sincerely,

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 10-23-86 to 2-28-98
[GRAPH]
                                                            Lipper General
                  THE STRONG           Lehman Brothers      Municipal Debt
             MUNICIPAL BOND FUND    Municipal Bond Index*    Funds Index*

     9-86          10,000                  10,000               10,000
    12-86          10,129                  10,216               10,253
    12-88          10,705                  11,423               11,370
    12-90          11,995                  13,578               13,253
    12-92          15,257                  16,568               16,170
    12-94          16,275                  17,640               17,083
    12-96          18,570                  21,641               20,701
     2-98          21,098                  23,881               22,781

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.
-------------------------------------------------------------------------------


                                             ==================================
                                                         AVERAGE ANNUAL
                                                         TOTAL RETURNS(1)
                                             ==================================
                                                          As of 2-28-98

                                                      1-YEAR             12.34%
                                                      5-YEAR              5.79%
                                                     10-YEAR              7.39%
                                             SINCE INCEPTION              6.80%
                                               (on 10-23-86)
                                             ==================================

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.
2 Yield is annualized for the 30 days ended 2-28-98, is historical, and will vary.
3 The Fund's average maturity includes the effect of futures and when-issued securities.
4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

AN IMPORTANT PART OF OUR STRATEGY IS THAT WE DON'T RELY SOLELY ON TRADITIONAL MUNICIPAL SECURITIES, BUT INCLUDE CORPORATE-BACKED BONDS AS WELL.

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

STRONG RETURNS TO DATE
In the three-month period since its November 30, 1997 inception through February 28, 1998, the Strong Short-Term High Yield Municipal Fund has achieved a total return of 2.25%(1). This compares favorably with our benchmark index*, which returned 1.55% for the period.

========================================
       PORTFOLIO STATISTICS
========================================
           As of 2-27-98

30-DAY ANNUALIZED YIELD(2)     5.08%
       AVERAGE MATURITY(3)     2.8 YEARS
 AVERAGE QUALITY RATING(4)     BB
========================================

The Fund opened in a positive environment for municipal bonds. A continued decline in long-term interest rates contributed to this positive environment, along with a healthy US economy bolstered by little evidence of inflation. Bond prices increased sharply at the end of 1997, as instability in the Asian markets unfolded and expectations grew about a potential cut in interest rates by the Federal Reserve. Ultimately, the Federal Reserve held short-term rates steady. While there was market instability during the first two months of 1998, the short-term nature of this Fund served to shelter it from much of the fluctuation that troubled longer-term securities during this period.

===============================================================================
                           EQUIVALENT TAXABLE YIELDS
===============================================================================
                                 As of 2-27-98
                                                   YOUR TAX-EXEMPT EFFECTIVE
                                       MARGINAL    YIELD OF 5.08% IS EQUIVALENT
  JOINT RETURN      SINGLE RETURN      TAX RATE    TO A TAXABLE YIELD OF:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400        28.0%                7.06%
 ...............................................................................
$102,301-155,950   $61,401-128,100       31.0%                7.36%
 ...............................................................................
$155,951-278,450   $128,101-278,450      36.0%                7.94%
 ...............................................................................
Over $278,450      Over $278,450         39.6%                8.41%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
===============================================================================

A STRATEGY BASED ON CAREFUL RESEARCH
We manage the Strong Short-Term High Yield Municipal Fund with a focus on yield, and seek to minimize share price fluctuation. Our investment strategy is based on rigorous research, including a broad analysis of the economy and prevailing interest rates. We evaluate securities to uncover those benefiting from experienced management, as well as those supporting projects that demonstrate solid potential for economic success.

An important part of our strategy is that we don't rely solely on traditional municipal securities, but include corporate-backed bonds as well. At the end of February, the highest industry holding in the Fund was industrial development revenue bonds. This type of security includes bonds backing airlines, an area that has benefited from lower fuel prices, and a strong economy encouraging more business and pleasure travel.

Other areas of emphasis within the Fund's portfolio include:

o rural hospitals, that typically face low competition and avoid the increased overhead that more specialized treatments can entail, by providing only basic "bread and butter" services.
o facilities serving the needs of an aging American population, such as assisted living and nursing home facilities.

WE'RE OPTIMISTIC ABOUT THE MARKET AHEAD

Looking ahead, we anticipate an attractive economic environment for longer-term, lower-rated municipal securities. We believe that the economy will continue on a path of more moderate growth with low inflation, as effects from the Asian financial crisis are slowly played out. Economic gains from sectors such as labor, housing, and manufacturing should be offset by less demand for U.S. goods in Asia. Although it seems unlikely at this point, more pronounced effects from the Asian crisis could move the Federal Reserve to cut interest rates. Given this outlook, we plan to continue overweighting non-rated securities--which can be attractive investments in a positive market environment.

Thank you for your investment in the Strong Short-Term High Yield Municipal Fund. We appreciate your continued confidence in our investment management.


[PHOTO OF MARY-KAY H. BOURBULAS]


Sincerely,

/s/ Mary-Kay H. Bourbulas
Mary-Kay H. Bourbulas
Portfolio Manager


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 11-30-97 to 2-28-98
[GRAPH]
        THE STRONG SHORT-TERM      Lehman Brothers 1-3        Lipper High-Yield
              HIGH YIELD           Year Non-Investment          Municipal Debt
            MUNICIPAL FUND      Grade Municipal Bond Index*      Funds Index*
 11-97          10,000                    10,000                    10,000
 12-97          10,083                    10,053                    10,158
  1-98          10,163                    10,107                    10,253
  2-98          10,225                    10,155                    10,275

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                                ===============================
                                                        TOTAL RETURN(1)
                                                ===============================
                                                         As of 2-28-98

                                                SINCE INCEPTION           2.25%
                                                  (on 11-30-97)
                                                ===============================

* The Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to three years. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.
2 Yield is annualized for the 30 days ended 2-27-98, is historical, and will vary.
3 The Fund's average maturity includes the effect of when-issued securities.
4 For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

THE STRONG SHORT-TERM MUNICIPAL BOND FUND

WE BELIEVE OUR FOCUS ON ISSUE SELECTION IS THE REASON THAT THIS FUND HAS OUTPERFORMED ITS BENCHMARK AND PEER GROUP OVER THE PAST TWO YEARS.

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term investment-grade municipal obligations. It maintains an average portfolio maturity of three years or less.

======================================
       PORTFOLIO STATISTICS
======================================
            As of 2-27-98

30-DAY ANNUALIZED YIELD(2)   4.22%
       AVERAGE MATURITY(3)   2.8 YEARS
 AVERAGE QUALITY RATING(4)   A
======================================

As of February 27, 1998, the Fund's annualized 30-day yield was 4.22%.(2) For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 6.59%.

LOOKING BACK AT THE PAST SIX MONTHS
Short- and long-term municipal rates stayed in a state of gradual decline for most of the past six months, though not to the same degree as Treasury yields. Inflation remained at bay, contained largely by an anticipated slowing in the economy. These conditions served to boost bond markets overall. On the municipal front, favorable state and local economic conditions have bolstered the health of muni issuers--leading to improved bond ratings and, in turn, price appreciation.

In this environment, we have continued to keep the Fund near the long end of its three-year average maturity range, though we have recently trimmed it back a bit. In our pursuit of the short-term municipal issues with the greatest potential for the portfolio, we also have continued to work with smaller, regional brokerages as well as large, established Wall Street firms. Because these specialized brokers don't have the same high profile as some of their larger competitors, the issues they sponsor often offer higher yields in order to attract investor attention.

===============================================================================
                           EQUIVALENT TAXABLE YIELDS
===============================================================================
                                 As of 2-27-98
                                                   YOUR TAX-EXEMPT EFFECTIVE
                                       MARGINAL    YIELD OF 4.22% IS EQUIVALENT
  JOINT RETURN      SINGLE RETURN      TAX RATE    TO A TAXABLE YIELD OF:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400       28.0%                 5.86%
 ...............................................................................
$102,301-155,950   $61,401-128,100      31.0%                 6.12%
 ...............................................................................
$155,951-278,450   $128,101-278,450     36.0%                 6.59%
 ...............................................................................
Over $278,450      Over $278,450        39.6%                 6.99%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
===============================================================================

The Fund also continues to incorporate issues whose income may be subject to the Alternative Minimum Tax. As AMT paper makes up an ever-increasing proportion of the municipal market, to reject these issues out of hand would be to cut our shareholders off from many of the market's more attractive securities. We are conscious of the tax implications of these holdings for some of our shareholders, but believe that overall the benefits outweigh the costs.

ISSUE SELECTION IS OUR FOCUS
Over the past six months, we continued to emphasize issue selection above all else in our management strategy. We start with a thorough macroeconomic evaluation that leads us to look more closely within those sectors and industries for which we believe conditions appear particularly favorable.

We then undertake issue-by-issue research, sorting through the hundreds of alternatives to find those that appear to offer the best potential. It is our belief that issue selection is not secondary to duration positioning or any other element of bond portfolio management; it is critical to performance. We believe our focus on issue selection is the reason that this Fund has outperformed its benchmark and peer group over the past two years.

A CHANGE TO THE FUND'S PROSPECTUS
Effective January 1, 1998, the Fund's prospectus was changed to increase the percentage of assets that may be allocated to non-investment-grade issues. Raising this limitation to 15% from 5% gives the Fund greater flexibility to seek out the bonds that offer the most attractive potential. To put this change in context, some of our peer short-term muni funds allow as much as 35% of assets to be invested in non-investment-grade issues.

We do not treat this allowance cavalierly, and intend as always to be selective in its use. Currently, we've placed only 2.4% of assets into BB or equivalent issues.

LOOKING AHEAD
It's not easy to tell exactly what's on the immediate horizon for interest rates. The economy has proven to be more robust than expected, so any easing of rates by the Federal Reserve is likely to be put off for a while. Nonetheless, it's hard to believe the so-called Asian flu won't have some impact in the U.S. The difficulties in that region suggest that we can expect a degree of economic slowing here in the future, with a subsequent decline in interest rates.

That said, unless interest rates become unusually volatile, we don't anticipate making any significant changes to our approach. Our strategy has continued to deliver strong, sustainable tax-exempt yield to shareholders, without incurring undue risk. We intend to continue to consider issues from regional brokerages as well as AMT paper. The aim of all of these steps is to identify and purchase the municipal securities that can best serve our shareholders.

Thank you for giving us the opportunity to serve your investment needs. We look forward to helping you pursue your important investment goals in the years to come.


[PHOTO OF STEVEN D. HARROP]


Sincerely,

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-91 to 2-28-98
[GRAPH]

                  THE STRONG          Lehman Brothers       Lipper Short
             SHORT-TERM MUNICIPAL    Municipal 3-Year      Municipal Debt
                   BOND FUND            Bond Index*           Average*
    12-91           10,000                10,000              10,000
    12-92           10,716                10,643              10,576
    12-93           11,441                11,305              11,117
    12-94           11,256                11,383              11,156
    12-95           11,861                12,396              11,946
    12-96           12,439                12,946              12,395
    12-97           13,301                13,655              12,968
     2-98           13,421                13,775              13,065

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                             ==================================
                                                         AVERAGE ANNUAL
                                                        TOTAL RETURNS(1)
                                             ==================================
                                                         As of 2-28-98

                                                      1-YEAR              6.68%
                                                      3-YEAR              5.45%
                                                      5-YEAR              4.17%
                                             SINCE INCEPTION              4.89%
                                               (on 12-31-91)
                                             ==================================

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor' s Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.
2 Yield is annualized for the 30 days ended 2-27-98, is historical, and will vary.
3 The Fund's average maturity includes the effect of when-issued securities.
4 For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

SCHEDULES OF INVESTMENTS IN SECURITIES            FEBRUARY 28, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                     STRONG HIGH-YIELD MUNICIPAL BOND FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 100.4%
ALABAMA 1.9%
West Jefferson, Alabama Amusement and Public
  Park Authority First Mortgage Revenue -
  Visionland, Alabama Project, 8.00%,
  Due 12/01/26                                      $ 9,345,000    $ 9,975,788

ALASKA 0.7%
Seward, Alaska Revenue - Alaska Sealife Center
  Project, 7.65%, Due 10/01/16                        3,500,000      3,780,000

ARIZONA 2.8%
Maricopa County, Arizona IDA Senior Living
  Facilities Revenue - Christian Care
  Mesa, Inc. Project, 7.875%, Due 4/01/27             1,745,000      1,910,775
Navajo County, Arizona IDA IDR - Stone Container
  Corporation Project:
  7.20%, Due 6/01/27                                  5,675,000      6,391,469
  7.40%, Due 4/01/26                                  6,000,000      6,772,500
                                                                   -----------
                                                                    15,074,744
ARKANSAS 1.7%
Northwest Arkansas Regional Airport Authority
  Airport Revenue, 7.625%, Due 2/01/27                7,000,000      8,006,250
Pope County, Arkansas Residential Housing
  Facilities Board Student Housing Revenue -
  Arkansas Technical University Project, 6.00%,
  Due 12/01/27                                        1,250,000      1,243,750
                                                                   -----------
                                                                     9,250,000
CALIFORNIA 9.4%
California Department of Water Resources -
  Central Valley Project, 4.75%, Due 12/01/25 (c)     5,000,000      4,718,750
California Housing Finance Agency Home
  Mortgage Revenue, 5.25%, Due 2/01/28                3,250,000      3,233,750
California Statewide Communities Development
  Authority Special Facilities Revenue -
  United Airlines, Inc. - Los Angeles International
  Airport Project, 5.625%, Due 10/01/34 (c)          10,000,000     10,137,500
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/17                                 5,000,000      1,850,000
  Zero %, Due 1/01/26                                 7,000,000      1,592,500
  Zero %, Due 1/01/28                                24,000,000      4,890,000
  Zero %, Due 1/01/29                                 8,335,000      1,614,906
Los Angeles County, California Metropolitan
  Transportation Authority Proposition A Sales
  Tax Revenue, 5.00%, Due 7/01/19 (b)                 5,465,000      5,253,231
Millbrae, California Residential Facilities
  Revenue - Magnolia of Millbrae Project, 7.375%,
  Due 9/01/27                                         5,000,000      5,225,000
San Francisco, California Redevelopment Agency
  Residential Facilities Revenue - Coventry Park
  Project, 8.50%, Due 12/01/26                        5,000,000      5,525,000
San Joaquin Hills, California Transportation
  Corridor Agency Toll Road Revenue Refunding,
  Zero %, Due 1/15/07 (c)                            10,000,000      6,400,000
                                                                   -----------
                                                                    50,440,637
COLORADO 4.4%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Appreciation:
  Zero %, Due 9/01/18                                 5,000,000      1,743,750
  Zero %, Due 9/01/19                                 3,000,000        990,000
  Zero %, Due 9/01/22                                 2,000,000        562,500
  Zero %, Due 9/01/24                                 3,000,000        753,750
Arapahoe County, Colorado E-470 Public Highway
  Authority Senior Revenue, 4.75%, Due 9/01/23        2,000,000      1,877,500
Bachelor Gulch, Colorado Metropolitan District
  GO, 7.00%, Due 12/01/15                             1,100,000      1,160,500
Black Hawk, Colorado Device Tax Revenue,
  5.625%, Due 12/01/17                                1,500,000      1,477,500
Colorado Health Facilities Authority Health
  Facilities Revenue - National Benevolent
  Association - Village at Skyline Project:
  5.20%, Due 1/01/18                                    530,000        522,050
  5.25%, Due 1/01/27                                  1,330,000      1,306,725
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project, 5.75%, Due 9/15/22             5,000,000      5,100,000
Colorado Health Facilities Authority Revenue
  Refunding - National Benevolent Association
  Project, 5.25%, Due 2/01/28                         1,700,000      1,649,000
Denver, Colorado Urban Renewal Authority Tax
  Increment Revenue - Pavilions Project, 7.75%,
  Due 9/01/16                                         1,760,000      1,960,200
Eaglebend, Colorado Affordable Housing
  Corporation MFHR Refunding - Housing Project,
  6.45%, Due 7/01/21                                  1,000,000      1,067,500
Englewood, Colorado MFHR Refunding - Marks
  Apartments Project, 6.65%, Due 12/01/26             3,000,000      3,251,250
                                                                   -----------
                                                                    23,422,225
CONNECTICUT 2.4%
Mashantucket (Western) Pequot Tribe Subordinated
  Special Revenue:
  5.75%, Due 9/01/18                                  3,500,000      3,640,000
  5.75%, Due 9/01/27                                  7,000,000      7,271,250
  6.40%, Due 9/01/11                                  1,710,000      1,883,138
                                                                   -----------
                                                                    12,794,388
FLORIDA 6.3%
Arbor Greene, Florida Community Development
  District Special Assessment Revenue, 7.00%,
  Due 5/01/03                                         2,225,000      2,280,625
Cory Lakes, Florida Community Development
  District Special Assessment Revenue,
  8.375%, Due 5/01/17                                 3,500,000      3,784,375
Grand Haven, Florida Community Development
  District Special Assessment:
  6.30%, Due 5/01/02                                  3,200,000      3,300,000
  6.90%, Due 5/01/19                                  1,000,000      1,060,000
Largo, Florida Sun Coast Health System Revenue -
  Sun Coast Hospital Issue, 6.30%, Due 3/01/20        8,045,000      8,165,675
Miami, Dade County, Florida Subordinated Special
  Obligation Bonds, Zero %, Due 10/01/28              8,000,000      1,530,000
Orange County, Florida Health Facilities Authority
  First Mortgage Revenue - RHA/Princeton
  Hospital, Inc. Project, 9.00%, Due 7/01/21
  (Defaulted Effective 1/01/98)                       5,000,000      2,500,000
Palm Beach County, Florida Solid Waste IDR -
  Okeelanta Power LP Project:
  6.375%, Due 2/15/07 (Purchased in Default on
  1/28/98)                                            1,300,000      1,014,000
  6.70%, Due 2/15/15 (Purchased in Default on
  2/04/98)                                              500,000        390,000
Palm Beach County, Florida Solid Waste IDR -
  Osceola Power LP Project, 6.85%, Due 01/01/14
  (Purchased in Default on 1/13/98 - 2/04/98)           450,000        337,500
Pensacola, Florida Airport Revenue:
  6.00%, Due 10/01/12 (b)                             1,500,000      1,606,875
  6.125%, Due 10/01/18 (b)                            1,250,000      1,351,563
Pinellas County, Florida Educational Facilities
  Authority Revenue - College Harbor Project,
  8.50%, Due 12/01/28                                 5,185,000      5,580,356

-------------------------------------------------------------------------------
===============================================================================
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Polk County, Florida HFA Subordinated Revenue -
  Lake Wales Gardens Project, Zero %,
  Due 4/01/20                                       $ 4,840,000    $   701,800
                                                                   -----------
                                                                    33,602,769
GEORGIA 3.3%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village
  Estates Project, 6.625%, Due 5/01/28                  605,000        619,369
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Franciscan Club Apartments
  Projects, 7.75%, Due 4/01/22 (Defaulted Effective
  10/01/96)                                           4,840,000      3,388,000
Dekalb County, Georgia Residential Care Facilities
  for the Elderly Authority First Lien Revenue -
  King's Bridge Retirement Center, Inc. Project:
  8.00%, Due 7/01/06                                    650,000        710,125
  8.15%, Due 7/01/16                                  2,380,000      2,618,000
  8.25%, Due 7/01/26                                  5,250,000      5,775,000
Savannah, Georgia Hospital Authority Revenue
  Refunding and Improvement - Candler Hospital,
  7.00%, Due 1/01/23 (c)                              2,000,000      2,145,000
Washington, Georgia Wilkes Payroll Development
  Authority Subordinated Revenue - Southern
  Care Corporation Facility Project, Zero %,
  Due 12/01/21                                        8,125,000      2,335,938
                                                                   -----------
                                                                    17,591,432
HAWAII 1.5%
Hawaii Department of Transportation Special
  Facility Revenue - Continental Airlines, Inc.
  Project, 5.625%, Due 11/15/27                       8,205,000      8,215,256

IDAHO 0.5%
Idaho Housing and Finance Association SFMR,
  5.75%, Due 7/01/27                                  2,500,000      2,546,875

ILLINOIS 6.9%
Illinois HDA MFHR, 5.00%, Due 7/01/25 (c)             3,750,000      3,210,937
Illinois Health Facilities Authority Revenue -
  Delnor Community Residential Project, 6.15%,
  Due 11/15/27                                        1,000,000      1,008,750
Illinois Health Facilities Authority Revenue -
  Victory Health Services:
  5.375%, Due 8/15/16                                 2,105,000      2,091,844
  5.75%, Due 8/15/27                                  1,000,000      1,023,750
Illinois Metropolitan Pier and Exposition Authority
  Refunding -  McCormick Place Expansion
  Project, 7.00%, Due 7/01/26                         6,000,000      7,365,000
Riverdale, Illinois Environmental Improvement
  Revenue - Acme Metals, Inc. Project, 7.95%,
  Due 4/01/25                                         5,000,000      5,700,000
Robbins, Illinois Resource Recovery Revenue:
  8.375%, Due 10/15/10                                4,000,000      4,245,000
  8.375%, Due 10/15/16                               11,250,000     11,939,063
                                                                   -----------
                                                                    36,584,344
INDIANA 4.2%
Indiana Health Facility Financing Authority
  Hospital Revenue Refunding - Jackson County
  Schneck Memorial Hospital Project, 5.25%,
  Due 2/15/22                                         1,200,000      1,179,000
Indiana HFA SFMR, 5.90%, Due 1/01/27                  2,000,000      2,062,500
Indiana IDFA PCR Refunding - Inland Steel
  Company Project, 7.25%, Due 11/01/11                5,540,000      6,260,200
Indianapolis, Indiana EDR MFHR - Post Pointe
  Apartments Project:
  8.30%, Due 3/01/06                                    480,000        503,400
  8.40%, Due 3/01/11                                    710,000        753,487
  8.75%, Due 3/01/27                                  6,540,000      6,956,925
St. Joseph County, Indiana Hospital Authority
  Health System Revenue - Memorial Health
  System, 4.625%, Due 8/15/28                         5,000,000      4,506,250
                                                                   -----------
                                                                    22,221,762
IOWA 2.9%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 9.00%, Due 7/01/25     6,000,000      6,907,500
Iowa Finance Authority First Mortgage Elder Care
  Facility Revenue - Amity Fellowserve-Iowa, Inc.
  Project, 8.75%, Due 10/01/25                        7,785,000      8,339,681
                                                                   -----------
                                                                    15,247,181
KENTUCKY 1.2%
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling,
  Inc. Project, 7.65%, Due 5/01/16                    5,740,000      6,263,775

LOUISIANA 1.5%
Iberia Parish, Louisiana Hospital Service District
  Number 1 Revenue, 8.00%, Due 5/26/16                2,100,000      2,212,875
Louisiana Public Facilities Authority Senior Lien
  Revenue - Progressive Healthcare Providers, Inc.
  Developmental Centers, 8.00%, Due 1/01/13           5,375,000      5,556,406
                                                                   -----------
                                                                     7,769,281
MASSACHUSETTS 2.7%
Massachusetts Health and Educational Facilities
  Authority Revenue - Saints Memorial Medical Center:
  5.50%, Due 10/01/02                                 2,400,000      2,433,000
  5.75%, Due 10/01/06                                 1,885,000      1,894,425
Massachusetts Industrial Finance Agency Assisted
  Living Facility Revenue - TNG Marina Bay, LLC
  Project, 7.50%, Due 12/01/27                        3,000,000      3,030,000
Massachusetts Industrial Finance Agency Health
  Care Facility Revenue - Metro Health Foundation
  of Massachusetts, Inc. Project:
  6.25%, Due 12/01/03                                   700,000        709,625
  6.75%, Due 12/01/27                                 3,000,000      3,071,250
Massachusetts State Industrial Finance Agency
  Revenue - Institute for Developmental
  Disabilities Project, 9.25%, Due 6/01/09            3,135,000      3,248,644
                                                                   -----------
                                                                    14,386,944
MINNESOTA 0.9%
Northern Municipal Power Agency Electric System
  Revenue, 5.40%, Due 01/01/16 (b)                    3,035,000      3,088,112
Southern Minnesota Municipal Power Agency
  Power Supply Systems Revenue, 4.75%,
  Due 1/01/16                                         2,000,000      1,905,000
                                                                   -----------
                                                                     4,993,112
MISSISSIPPI 0.5%
Mississippi Development Bank Special Obligation
  Refunding - Diamond Lakes Utilities and
  Improvements District Project, 6.25%,
  Due 12/01/17                                        2,500,000      2,556,250

MISSOURI 1.4%
Columbia, Missouri IDR - American Air Filter
  Company, Inc. Project, 7.45%, Due 7/01/04             400,000        401,668
Saline County, Missouri IDA Hospital Revenue -
  John Fitzgibbon Memorial Hospital, Inc. Project,
  7.375%, Due 5/01/11                                 3,550,000      3,723,062
Springfield, Missouri Land Clearance Redevelopment
  Authority Industrial Revenue Refunding -
  University Plaza Redevelopment Corporation
  Project, 6.90%, Due 10/01/16                        3,440,000      3,581,900
                                                                   -----------
                                                                     7,706,630

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED) FEBRUARY 28, 1998(UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MONTANA 0.4%
Crow Finance Authority Tribal Purpose Revenue,
  5.70%, Due 10/10/27                                $1,000,000    $ 1,031,250
Toole County, Montana Health Facilities Revenue -
  Marias Heritage Center Assisted Living Project:
  6.375%, Due 11/01/22                                  400,000        406,000
  6.50%, Due 11/01/27                                   530,000        537,950
                                                                   -----------
                                                                     1,975,200
NEBRASKA 0.2%
Nebraska IFA SFHR, 5.85%, Due 9/01/28                 1,000,000      1,033,750

NEVADA 0.9%
Clark County, Nevada IDR - Nevada Power
  Company Project, 5.60%, Due 10/01/30                4,650,000      4,650,000

NEW JERSEY 1.5%
Camden County, New Jersey Improvement Authority
  Lease Revenue - Kaighn Port Marine Terminal
  A Project, 8.00%, Due 6/01/27                       4,890,000      5,311,762
New Jersey EDA - Leisure Park Project, 5.875%,
  Due 12/01/27                                        2,800,000      2,838,500
                                                                   -----------
                                                                     8,150,262
NEW MEXICO 0.2%
Chaves County, New Mexico Hospital Revenue -
  Eastern New Mexico Medical Center Project,
  7.25%, Due 12/01/10                                   750,000        825,000
Santa Fe, New Mexico Educational Facilities
  Improvement Revenue - College of Santa Fe
  Project:
  5.40%, Due 10/01/17                                   200,000        197,250
  5.50%, Due 10/01/28                                   250,000        245,938
                                                                   -----------
                                                                     1,268,188
NEW YORK 4.5%
New York Dormitory Authority Secured Hospital
  Revenue - Interfaith Medical Center, 5.40%,
  Due 2/15/28                                         1,250,000      1,251,563
New York Energy Research and Development
  Authority PCR - Rochester Gas and Electric
  Corporation Project, 5.95%, Due 9/01/33 (b)         2,000,000      2,102,500
New York, New York GO:
  5.00%, Due 8/01/22                                  5,000,000      4,812,500
  5.00%, Due 8/01/23                                  7,000,000      6,693,750
New York, New York Industrial Development
  Agency IDR - Brooklyn Navy Yard Cogeneration
  Partners LP Project, 5.65%, Due 10/01/28            2,000,000      2,045,000
United Nations Development Corporation
  Refunding, 5.60%, Due 7/01/26:
  Series B                                            1,400,000      1,405,250
  Series C                                            5,700,000      5,721,375
                                                                   -----------
                                                                    24,031,938
NORTH CAROLINA 2.6%
Charlotte, North Carolina Charlotte/Douglas
  International Airport Special Facilities
  Refunding  Revenue - US Airways, Inc. Project,
  5.60%, Due 7/01/27 (b)                              1,250,000      1,240,625
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project, 8.50%,
  Due 7/01/27                                         8,145,000      8,542,069
North Carolina Eastern Municipal Power Agency
  Power System Revenue Refunding, 5.00%,
  Due 1/01/21                                         4,250,000      4,037,500
                                                                   -----------
                                                                    13,820,194
NORTH DAKOTA 2.4%
Grand Forks, North Dakota Senior Housing
  Revenue - 4000 Valley Square Project,
  6.25%, Due 12/01/34                                 1,000,000      1,020,000
North Dakota Housing Finance Agency Revenue
  Housing Finance Program Home Mortgage,
  5.90%, Due 1/01/29                                  1,000,000      1,036,250
Ward County, North Dakota Health Care Facility
  Revenue - St. Joseph's Hospital Corporation
  Project:
  8.875%, Due 11/15/14                                  690,000        846,975
  8.875%, Due 11/15/24                                8,210,000     10,057,250
                                                                   -----------
                                                                    12,960,475
OHIO 4.5%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero%, Due 12/01/01                1,500,000      1,329,375
Cleveland, Ohio Airport Special Revenue -
  Continental Airlines, Inc. Project, 5.375%,
  Due 9/15/27 (b)                                     4,500,000      4,398,750
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc. Project:
  5.25%, Due 12/01/02 (b)                             3,000,000      2,992,500
  5.70%, Due 12/01/19 (b)                             7,000,000      6,886,250
Cuyahoga County, Ohio MFHR - The Park Lane
  Apartments Project:
  7.80%, Due 7/01/07                                    470,000        489,975
  7.90%, Due 7/01/12                                    680,000        714,000
  8.25%, Due 7/01/28                                  1,930,000      2,026,500
Franklin County, Ohio Health Care Facilities
  Refunding Revenue - Ohio Presbyterian
  Retirement Services, 5.50%, Due 7/01/17             1,000,000      1,001,250
Medina County, Ohio EDR MFHR - Camelot Place,
  Ltd. Project, 8.375%, Due 10/01/23                    400,000        413,500
Pike County, Ohio Hospital Facilities Revenue - Pike
  Health Services, Inc. Project, 6.75%, Due 7/01/17   3,660,000      3,902,475
                                                                   -----------
                                                                    24,154,575
PENNSYLVANIA 8.3%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project:
  8.00%, Due 12/01/05                                   745,000        823,225
  8.25%, Due 6/01/11                                  3,410,000      3,785,100
Delaware County, Pennsylvania Authority Health
  Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                    530,000        573,063
  9.00%, Due 4/15/25                                  5,860,000      6,328,800
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                                   440,000        448,800
  8.375%, Due 9/01/24                                 6,000,000      6,442,500
Montgomery County, Pennsylvania IDA Revenue -
  Wordsworth Academy Project, 8.00%,
  Due 9/01/24                                         6,840,000      7,233,300
Mount Pleasant, Westmoreland County,
  Pennsylvania Business District Authority
  Hospital Revenue - Frick Hospital:
  5.70%, Due 12/01/13                                   500,000        509,375
  5.75%, Due 12/01/17                                   500,000        508,125
  5.75%, Due 12/01/27                                 1,000,000      1,011,250
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 8.00%, Due 9/01/27                         3,000,000      3,086,250
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg
  LLC Project, 8.00%, Due 9/01/27                     3,000,000      3,090,000
Philadelphia, Pennsylvania Hospitals and Higher
  EFA Hospital Revenue - Graduate Health System
  Obligated Group Project:
  6.625%, Due 7/01/21                                   325,000        315,656
  7.00%, Due 7/01/05                                  2,000,000      2,017,500

-------------------------------------------------------------------------------
===============================================================================
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Philadelphia, Pennsylvania IDA CDR Refunding -
  Doubletree Guest Suites Project, 6.50%,
  Due 10/01/27                                      $ 3,500,000  $   3,714,375
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 7.125%, Due 1/15/13     1,000,000      1,088,750
Wilkinsburg, Pennsylvania Municipal Authority
  Health Facilities Revenue - Monroeville Christian
  Project, 8.25%, Due 3/01/27                         3,000,000      3,288,750
                                                                  ------------
                                                                    44,264,819
SOUTH CAROLINA 5.2%
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Southern Connector Project:
  Zero %, Due 1/01/23                                 7,400,000      1,609,500
  Zero %, Due 1/01/24                                 7,500,000      1,537,500
  Zero %, Due 1/01/25                                 8,700,000      1,674,750
  Zero %, Due 1/01/26                                 9,000,000      1,620,000
  Zero %, Due 1/01/27                                 9,100,000      1,535,625
  Zero %, Due 1/01/28                                 9,300,000      1,476,375
  Zero %, Due 1/01/29                                10,500,000      1,561,875
  Zero %, Due 1/01/30                                10,800,000      1,512,000
  Zero %, Due 1/01/31                                11,000,000      1,443,750
  Zero %, Due 1/01/32                                11,200,000      1,386,000
  Zero %, Due 1/01/33                                11,500,000      1,336,875
  Zero %, Due 1/01/34                                11,700,000      1,272,375
  Zero %, Due 1/01/35                                12,000,000      1,230,000
  Zero %, Due 1/01/36                                12,200,000      1,174,250
  Zero %, Due 1/01/37                                12,400,000      1,116,000
  Zero %, Due 1/01/38                                17,200,000      1,462,000
  5.375%, Due 1/01/38                                 2,000,000      1,912,500
Florence County, South Carolina IDR - Stone
  Container Corporation Project, 7.375%,
  Due 2/01/07                                         2,650,000      2,898,437
                                                                  ------------
                                                                    27,759,812
SOUTH DAKOTA 0.3%
Mobridge, South Dakota Health Care Facilities
  Revenue - Mobridge Regional Hospital Project,
  6.50%, Due 12/01/22                                 1,860,000      1,878,600

TENNESSEE 0.4%
Shelby County, Tennessee Health, Educational and
  Housing Facility Board Health Care Facilities
  Revenue - Kirby Pines Retirement Community
  Project, 6.375%, Due 11/15/25                       2,100,000      2,147,250

TEXAS 4.0%
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17             3,857,997      3,896,577
Hidalgo County, Texas Health Services Corporation
  Hospital Revenue - Mission Hospital, Inc. Project,
  6.75%, Due 8/15/16                                  3,000,000      3,318,750
Houston, Texas Airport System Special Facilities
  Revenue - Continental Airlines, Inc. Airport
  Improvement Projects, 6.125%, Due 7/15/27           1,450,000      1,517,063
Houston, Texas Airport System Subordinated Lien
  Revenue Forward Refunding, 5.50%, Due 7/01/17 (b)   5,940,000      6,058,800
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project:
  8.30%, Due 10/01/14                                 4,630,000      4,925,162
  8.875%, Due 6/01/21                                 1,300,000      1,379,625
                                                                  ------------
                                                                    21,095,977
UTAH 0.5%
Utah Housing Finance Agency SFMR, 5.75%,
  Due 7/01/27                                         2,625,000      2,687,344

VIRGINIA 1.4%
Loudoun County, Virginia IDA IDR Refunding -
  Dulles Airport Marriott Hotel Project, 7.125%,
  Due 9/01/15                                         5,000,000      5,500,000
Virginia Small Business Financing Authority IDR -
  Albion Enterprises, LLC Project, 6.40%,
  Due 1/01/14                                         1,750,000      1,754,375
                                                                  ------------
                                                                     7,254,375
WEST VIRGINIA 0.6%
Marion County, West Virginia County Commission
  Solid Waste Disposal Facility Revenue -
  Adirondack Recycling:
  8.00%, Due 12/01/25                                 1,389,734      1,389,734
  10.00%, Due 12/01/25                                  193,916        193,916
Weirton, West Virginia PCR - Weirton Steel
  Project, 8.625%, Due 11/01/14                       1,630,000      1,727,800
                                                                  ------------
                                                                     3,311,450
WISCONSIN 5.0%
Brookfield, Wisconsin IDR Refunding - Midway
  Motor Lodge Project, 8.40%, Due 4/01/12             5,290,000      5,878,512
Wisconsin Health and Educational Facilities
  Authority Revenue - Aurora Medical
  Group, Inc. Project, 9.00%, Due 11/15/25            2,480,000      2,678,400
Wisconsin Health and Educational Facilities
  Authority Revenue - National Regency of New
  Berlin, Inc. Project:
  7.75%, Due 8/15/15                                  5,000,000      5,600,000
  8.00%, Due 8/15/25                                  6,500,000      7,288,125
Wisconsin Housing and EDA Home Ownership
  Revenue:
  6.20%, Due 3/01/27                                  3,000,000      3,180,000
  7.10%, Due 9/01/15                                  1,920,000      2,109,600
                                                                  ------------
                                                                    26,734,637
WYOMING 0.4%
Wyoming Community Development Authority
  Housing Revenue, 5.85%, Due 6/01/28 (c)             2,000,000      2,070,000
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $508,774,401)                          535,672,239
------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 0.3%
ARIZONA 0.3%
Maricopa County, Arizona IDA IDR-Borden, Inc.
  Project, 4.39%, Due 10/01/12 (Puttable at $100
  and Rate Reset Effective 10/01/2000)                1,700,000      1,668,125
------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $1,648,456)                      1,668,125
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.1%
MUNICIPAL MONEY MARKET
MULTIPLE STATES
Strong Municipal Money Market Fund (d)               22,000,000     22,000,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $22,000,000)                     22,000,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $532,422,857) 104.8%         559,340,364
Other Assets and Liabilities, Net (4.8%)                           (25,712,369)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $533,627,995
==============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED) FEBRUARY 28, 1998(UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
               STRONG HIGH-YIELD MUNICIPAL BOND FUND (CONTINUED)
===============================================================================



-------------------------------------------------------------------------------
FUTURES
-----------------------------------------------------------------------------
                                                   Underlying    Unrealized
                                    Expiration    Face Amount   Appreciation/
                                       Date         at Value    Depreciation
-----------------------------------------------------------------------------
Sold:
200  Municipal Bond Index              3/98      ($24,637,500)   ($175,625)
 10  Municipal Bond Index              6/98        (1,219,063)       2,187


===============================================================================
                          STRONG MUNICIPAL BOND FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 98.6%
ALABAMA 1.8%
Courtland, Alabama IDB Solid Waste Disposal
  Revenue - Champion International Corporation
  Project, 6.375%, Due 3/01/29                      $ 3,145,000    $ 3,357,287
Valley, Alabama Special Care Facilities Financing
  Authority Revenue - Lanier Memorial Hospital
  Project, 5.65%, Due 11/01/22                        1,500,000      1,505,625
                                                                   -----------
                                                                     4,862,912
ALASKA 2.0%
Alaska HFC Capital Appreciation Mortgage
  Revenue, Zero %, Due 12/01/27                       8,500,000      1,370,625
Valdez, Alaska Marine Terminal Revenue
  Refunding - BP Pipelines (Alaska), Inc.
  Project, 5.65%, Due 12/01/28                        4,000,000      4,095,000
                                                                   -----------
                                                                     5,465,625
ARIZONA 1.9%
Arizona Health Facilities Authority Revenue -
  Bethesda Foundation - Bethesda Gardens
  Project, 6.40%, Due 8/15/27                         1,000,000      1,027,500
Phoenix, Arizona IDA Mortgage Revenue Refunding -
  Christian Care Retirement Apartments, Inc.
  Project, 6.25%, Due 1/01/16                         3,740,000      3,927,000
                                                                   -----------
                                                                     4,954,500
ARKANSAS 1.9%
Northwest Arkansas Regional Airport Authority
  Airport Revenue, 7.625%, Due 2/01/27                3,000,000      3,431,250
Pulaski County, Arkansas Public Facilities Board
  MFHR - Plantation House and Indian Hills
  Apartments Project, 6.05%, Due 8/01/27              1,500,000      1,539,375
                                                                   -----------
                                                                     4,970,625
CALIFORNIA 2.6%
California Tri-City Housing Finance Agency
  SFMR - FNMA and GNMA Collateralized,
  6.45%, Due 12/01/28                                 1,975,000      2,125,594
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/28                                12,060,000      2,457,225
  Zero %, Due 1/01/30                                 4,110,000        755,212
Los Angeles, California MFHR - Earthquake
  Rehabilitation Projects, 5.85%, Due 12/01/27        1,535,000      1,663,556
                                                                   -----------
                                                                     7,001,587
COLORADO 6.4%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue:
  Zero %, Due 8/31/08                                 4,500,000      2,705,625
  Zero %, Due 8/31/10                                15,000,000      7,762,500
Castle Rock Ranch, Colorado Public Improvements
  Authority Public Facilities Revenue, 6.25%,
  Due 12/01/17                                        5,000,000      5,643,750
Colorado Health Facilities Authority Retirement
  Housing Revenue - Liberty Heights Project,
  Zero %, Due 7/15/20                                 2,900,000        895,375
                                                                   -----------
                                                                    17,007,250
CONNECTICUT 0.6%
Connecticut Health and Educational Facilities
  Authority Revenue - Edgehill Issue, 6.875%,
  Due 7/01/17                                         1,500,000      1,606,875

DELAWARE 0.9%
Delaware EDA Revenue, 6.30%, Due 5/01/22              2,250,000      2,385,000

FLORIDA 0.8%
Manatee County, Florida HFA SFMR, 7.45%,
  Due 5/01/27                                           950,000      1,084,188
Pinellas County, Florida EFA Revenue - College
  Harbor Project, 6.50%, Due 12/01/20                 1,020,000      1,078,650
                                                                   -----------
                                                                     2,162,838
GEORGIA 4.9%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village Estates
  Project:
  5.875%, Due 5/01/07                                   855,000        896,681
  6.375%, Due 5/01/17                                 1,675,000      1,769,219
  6.50%, Due 5/01/27                                  2,965,000      3,131,781
Washington, Georgia Wilkes Payroll Development
  Authority Subordinated Revenue - Southern Care
  Corporation Facility Project, Zero %,
  Due 12/01/21                                       25,595,000      7,358,563
                                                                   -----------
                                                                    13,156,244
IDAHO 0.8%
Idaho Housing Agency SFMR, 6.45%, Due 7/01/27         2,000,000      2,145,000

ILLINOIS 13.0%
Granite City, Illinois Hospital Revenue Refunding -
  Saint Elizabeth Medical Center, 8.125%,
  Due 6/01/08                                         5,685,000      6,018,994
Illinois Educational Facilities Authority Revenue
  Refunding - DePaul University Project, 5.50%,
  Due 10/01/19                                        4,365,000      4,479,581
Illinois Health Facilities Authority Refunding
  Revenue - Lutheran Social Services of Illinois,
  6.125%, Due 8/15/20                                 9,160,000      9,366,100
Illinois Health Facilities Authority Revenue -
  Trinity Medical Center Project, 7.00%,
  Due 7/01/12                                         2,000,000      2,230,000
Illinois Metropolitan Pier and Exposition Authority
  Capital Appreciation - McCormick Place
  Expansion Project, Zero %, Due 6/15/16              1,250,000        487,500
Illinois Metropolitan Pier and Exposition Authority
  Refunding - McCormick Place Expansion Project,
  7.00%, Due 7/01/26                                  1,500,000      1,841,250
Kane, Cook and DuPage Counties, Illinois School
  District Number U-46 Capital Appreciation
  School Building:
  Zero %, Due 1/01/11                                 1,800,000        969,750
  Zero %, Due 1/01/13                                 2,500,000      1,200,000
Will County, Illinois Exempt Facilities Revenue -
  Mobil Oil Refining Corporation Project, 6.40%,
  Due 4/01/26                                         5,000,000      5,437,500
Zion, Illinois Park District GO Revenue, 6.50%,
  Due 12/30/17                                        2,485,000      2,590,612
                                                                   -----------
                                                                    34,621,287

-------------------------------------------------------------------------------
===============================================================================
                    STRONG MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
INDIANA 8.9%
Fishers, Indiana EDR First Mortgage Revenue -
  United Student Aid Funds, Inc. Project, 8.25%,
  Due 9/01/09                                       $10,000,000    $10,388,400
Indiana Health Facility Financing Authority
  Hospital Revenue - Jackson County Schneck
  Memorial Hospital Project, 7.50%, Due 2/15/22       6,790,000      7,723,625
Indiana Health Facility Financing Authority
  Hospital Revenue Refunding - Jackson County
  Schneck Memorial Hospital Project, 5.25%,
  Due 2/15/22                                         1,200,000      1,179,000
Petersburg, Indiana PCR Refunding - Indianapolis
  Power & Light Company Project, 5.50%,
  Due 10/01/23                                        4,425,000      4,485,844
                                                                   -----------
                                                                    23,776,869
IOWA 2.1%
Iowa Finance Authority Hospital Facility Refunding
  and Revenue - Jennie Edmundson Memorial
  Hospital Project, 7.65%, Due 11/01/16               4,850,000      5,522,938

MASSACHUSETTS 1.4%
Massachusetts IFA IDR - Welch Foods, Inc., 5.60%,
  Due 12/01/17                                        1,700,000      1,731,875
Massachusetts Municipal Wholesale Electric
  Company Power Supply System Revenue, 4.75%,
  Due 7/01/11                                         2,000,000      1,977,500
                                                                   -----------
                                                                     3,709,375
MICHIGAN 2.0%
Dearborn, Michigan EDC Hospital Revenue
  Refunding - Oakwood Obligated Group, 5.25%,
  Due 8/15/21                                         2,765,000      2,771,912
Michigan Hospital Finance Authority Hospital
  Revenue Refunding - Pontiac Osteopathic
  Hospital, 6.00%, Due 2/01/14                        2,500,000      2,593,750
                                                                   -----------
                                                                     5,365,662
MINNESOTA 1.9%
Golden Valley Minnesota Governmental Facilities
  Revenue - Local Government Information Systems
  Association Project, 6.10%, Due 12/01/17            1,125,000      1,144,688
Southern Minnesota Municipal Power Agency Power
  Supply Systems Revenue, 4.75%, Due 1/01/16          4,000,000      3,810,000
                                                                   -----------
                                                                     4,954,688
MISSOURI 2.4%
St. Louis, Missouri Municipal Finance Corporation
  Leasehold Revenue Refunding, 5.85%, Due 7/15/09     3,600,000      3,780,000
Springfield, Missouri Land Clearance Redevelopment
  Authority Industrial Revenue Refunding -
  University Plaza Project, 6.60%, Due 10/01/11       2,465,000      2,572,844
                                                                   -----------
                                                                     6,352,844
MONTANA 0.4%
Crow Finance Authority Tribal Purpose Revenue,
  5.70%, Due 10/01/27                                 1,000,000      1,031,250

NEW HAMPSHIRE 0.9%
New Hampshire Higher Educational and Health
  Facilities Authority Revenue - Franklin Pierce
  College Issue, 5.30%, Due 10/01/28                  2,500,000      2,437,500

NEW MEXICO 1.7%
Albuquerque, New Mexico Industrial Revenue -
  MCT Industries, Inc. Project, 6.50%, Due 4/01/17    4,330,000      4,606,037

NEW YORK 3.6%
Erie County, New York IDA Life Care Community
  Revenue - Episcopal Church Home and Affiliates
  Life Care Community Inc. Project:
  5.875%, Due 2/01/18                                 1,500,000      1,496,250
  6.00%, Due 2/01/28                                  2,500,000      2,509,375
New York Housing Corporation Revenue
  Refunding, 5.00%, Due 11/01/13                      1,000,000      1,001,250
New York, New York GO, 5.875%, Due 3/15/14            1,720,000      1,818,900
New York Urban Development Corporation
  Revenue, 5.50%, Due 4/01/19 (c)                     1,500,000      1,550,625
New York Urban Development Corporation
  Revenue - University Facilities Grants Project,
  5.875%, Due 1/01/21                                 1,045,000      1,135,131
                                                                   -----------
                                                                     9,511,531
NORTH DAKOTA 0.6%
North Dakota Housing Finance Agency Housing
  Finance Program - Home Mortgage Finance
  Program, 6.40%, Due 1/01/28                         1,395,000      1,513,575

OHIO 6.5%
Medina County, Ohio EDR MFHR - Camelot Place,
  Ltd. Project, 8.375%, Due 10/01/23                  3,800,000      3,928,250
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding - Friendship Village of
  Dayton Project, 6.25%, Due 2/01/22                  1,250,000      1,290,625
Ohio Housing Finance Agency Residential
  Mortgage Revenue, 5.95%, Due 9/01/27                1,955,000      2,033,200
Toledo, Ohio MFMR - Commodore Perry Apartments
  Project, 7.00%, Due 12/01/28                        7,500,000      7,500,000
Toledo, Ohio Multifamily Housing Mortgage GO -
  Commodore Perry Apartments Project, 5.45%,
  Due 12/01/28                                        2,680,000      2,680,000
                                                                   -----------
                                                                    17,432,075
OKLAHOMA 2.0%
Oklahoma Ordinance Works Authority PCR Refunding -
  Ralston Purina Company Project, 6.30%,
  Due 9/01/15                                         1,500,000      1,635,000
Shawnee, Oklahoma Hospital Authority Revenue -
  MidAmerica HealthCare, Inc., 8.00%, Due 4/01/04     2,590,000      2,748,637
Washington County, Oklahoma Medical Authority
  Revenue - Bartlesville Jane Phillips Episcopal
  Hospital Project, 6.125%, Due 11/01/14              1,000,000      1,045,000
                                                                     5,428,637
OREGON 0.4%
Washington County, Oregon MFHR - Bethany
  Meadows Project, 6.25%, Due 8/01/10                 1,000,000      1,022,500

PENNSYLVANIA 3.1%
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The Meadowood
  Corporation, 6.25%, Due 12/01/17                    1,500,000      1,541,250
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 8.00%, Due 9/01/27                         2,360,000      2,427,850
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg
  LLC Project, 8.00%, Due 9/01/27                     2,655,000      2,734,650
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 6.50%, Due 1/15/07      1,500,000      1,603,125
                                                                   -----------
                                                                     8,306,875
RHODE ISLAND 0.6%
Rhode Island Health and Education Building
  Corporation Hospital Financing Revenue - South
  County Hospital Project, 6.00%, Due 11/15/17        1,630,000      1,723,725

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED) FEBRUARY 28, 1998(UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                    STRONG MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
SOUTH CAROLINA 2.6%
Connector 2000 Association, Inc. Toll Road Revenue
  Senior Capital Appreciation - Southern Connector
  Project, Zero %, Due 1/01/26                      $10,000,000   $  2,025,000
York County, South Carolina Exempt Facility
  Industrial Revenue - Hoechst Celanese
  Corporation Project, 5.70%, Due 1/01/24             4,890,000      5,030,588
                                                                  ------------
                                                                     7,055,588
SOUTH DAKOTA 4.0%
Education Loans, Inc. South Dakota Student Loan
  Revenue Tax Exempt Subordinated Asset-Backed,
  5.60%, Due 6/01/20                                  4,000,000      4,020,000
South Dakota HDA Homeownership Mortgage,
  6.40%, Due 5/01/16                                  1,000,000      1,076,250
South Dakota Student Loan Corporation Student
  Loan Revenue, 7.625%, Due 8/01/06                   5,195,000      5,552,156
                                                                  ------------
                                                                    10,648,406
TEXAS 10.4%
Austin, Texas Combined Utility Systems Revenue
  Refunding, 6.50%, Due 11/15/05 (b)                  1,000,000      1,131,250
El Paso, Texas Property Finance Authority, Inc.
  SFMR - GNMA Mortgage-Backed, 8.70%,
  Due 12/01/18                                          585,000        637,650
Grape Creek-Pulliam, Texas Independent School
  District Public Facility Corporation School
  Facility Lease Revenue:
  7.00%, Due 5/15/10                                  1,000,000      1,107,500
  7.25%, Due 5/15/21                                  1,300,000      1,439,750
Guadalupe-Blanco River Authority, Texas Sewage
  and Solid Waste Disposal Facility - E.I. du Pont
  de Nemours and Company Project, 6.40%,
  Due 4/01/26                                         4,000,000      4,375,000
Harris County, Texas Revenue Refunding, 5.55%,
  Due 8/15/07 (b)                                     3,300,000      3,510,375
Lufkin, Texas Health Facilities Development
  Corporation Health System Revenue and
  Refunding - Memorial Health System of East
  Texas Project, 6.875%, Due 2/15/26                  8,175,000      9,043,594
Port Arthur, Texas HFC Mortgage Revenue
  Refunding - FHA Insured Mortgage Loans - Port
  Arthur UDAG Projects, 6.40%, Due 1/01/28            3,565,000      3,832,375
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loans -
  Ranger Apartments Project, 8.80%, Due 3/01/24       1,160,000      1,315,150
Texas Department of Housing and Community
  Affairs SFMR, 6.00%, Due 9/01/17                    1,315,000      1,398,831
                                                                  ------------
                                                                    27,791,475
UTAH 1.7%
Eagle Mountain, Utah Special Assessment, 5.90%,
  Due 12/15/07                                        1,455,000      1,463,541
Salt Lake County, Utah College Revenue -
  Westminster College of Salt Lake City Project,
  5.75%, Due 10/01/27                                 1,700,000      1,748,875
Salt Lake County, Utah Housing Authority MFHR -
  Millcreek Pines Apartments Project, 6.80%,
  Due 9/01/17                                         1,390,000      1,445,600
                                                                  ------------
                                                                     4,658,016
WASHINGTON 1.2%
Chelan County, Washington Public Utility District
  Number 1 - Chelan Hydro Consolidated System
  Revenue, 5.60%, Due 7/01/32                         1,000,000      1,018,750
Washington EDFA Nonrecourse Revenue - Lindal
  Cedar Homes, Inc. Project, 5.80%, Due 11/01/17      2,175,000      2,221,219
                                                                  ------------
                                                                     3,239,969
WISCONSIN 2.6%
Wisconsin Health and EFA Revenue - Howard
  Young Medical Center, Inc. Project, 5.75%,
  Due 8/15/13                                         1,250,000      1,295,313
Wisconsin Health and EFA Revenue - St. John's
  Home of Milwaukee and Sunrise Care Center, Inc.
  Obligated Group Project, 5.625%, Due 12/15/22       3,950,000      3,979,625
Wisconsin Housing and EDA Home Ownership
  Revenue, 6.20%, Due 3/01/27                         1,480,000      1,568,800
                                                                  ------------
                                                                     6,843,738
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $244,596,565)                          263,273,016
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.5%
DAILY VARIABLE RATE PUT BONDS 1.4%
CALIFORNIA
Los Angeles County, California IDA IDR:
  353 Properties LP Project                             500,000        500,000
  Gregory H. Kloenne and Son Project                    400,000        400,000
  Komax Systems, Inc. Project                         1,000,000      1,000,000
  Socransky Children's Trust Project                    750,000        750,000
  Walter and Howard Lim Project                       1,120,000      1,120,000
                                                                  ------------
                                                                     3,770,000
MUNICIPAL MONEY MARKETS 1.1%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)                3,000,000      3,000,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,770,000)                       6,770,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $251,366,565) 101.1%         270,043,016
Other Assets and Liabilities, Net (1.1%)                            (3,049,577)
------------------------------------------------------------------------------
NET ASSETS, 100.0%                                                $266,993,439
==============================================================================


FUTURES
-----------------------------------------------------------------------------
                                                   Underlying
                                    Expiration    Face Amount    Unrealized
                                       Date         at Value    Depreciation
-----------------------------------------------------------------------------
Purchased:
 10  U.S. Treasury Bonds               3/98       ($1,207,813)    ($16,563)


===============================================================================
                  STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 95.3%
CALIFORNIA 0.4%
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Facilities - Continental Airlines, Inc.
  Project, 9.25%, Due 8/01/24                          $ 85,000       $103,488

COLORADO 2.6%
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.80%, Due 9/15/01                                    245,000        246,838
  4.90%, Due 9/15/02                                    230,000        230,863
Denver, Colorado Airport System Revenue, 6.65%,
  Due 11/15/05                                          145,000        158,412
                                                                      --------
                                                                       636,113

-------------------------------------------------------------------------------
===============================================================================
            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
FLORIDA 7.5%
Arbor Greene, Florida Community Development
  District Special Assessment Revenue, 7.00%,
  Due 5/01/03                                        $1,765,000     $1,809,125
Orlando and Orange County, Florida Expressway
  Authority Revenue Refunding, 5.95%, Due 7/01/23        10,000         10,275
                                                                    ----------
                                                                     1,819,400
HAWAII 0.2%
Hawaii Department of Transportation Special
  Facility Revenue - Continental Airlines, Inc.
  Project, 9.60%, Due 6/01/08                            50,000         55,813

IDAHO 0.0%
Idaho Student Loan Fund Marketing Association, Inc.
  Student Loan Revenue, 5.10%, Due 10/01/02              10,000         10,012

ILLINOIS 2.4%
Carol Stream, Illinois First Mortgage Revenue -
  Windsor Park Manor Project, 6.25%, Due 12/01/01       250,000        256,250
Chicago, Illinois O'Hare International Airport Special
  Facilities Revenue - American Airlines, Inc. Project,
  7.875%, Due 11/01/25                                  165,000        181,912
Illinois DFA Industrial Revenue Refunding - Great
  Plains Hotel Corporation of  Illinois Project,
  7.50%, Due 4/01/16                                    150,000        152,763
                                                                      --------
                                                                       590,925
INDIANA 1.1%
Indianapolis, Indiana Economic Development
  MFHR - Post Pointe Apartments Project, 8.20%,
  Due 3/01/01                                           270,000        276,075

IOWA 0.1%
Ottumwa, Iowa Hospital Facility Revenue Refunding
  and Improvement - Ottumwa Regional Health
  Center, Inc., 6.00%, Due 10/01/18                      25,000         25,906

KANSAS 6.9%
Lawrence, Kansas CDR Refunding - Holiday Inn  Project:
  7.00%, Due 7/01/99                                    180,000        186,075
  7.00%, Due 7/01/00                                    190,000        196,650
Manhattan, Kansas CDR Refunding - Holiday Inn
  Project:
  7.00%, Due 7/01/99                                    180,000        186,075
  7.00%, Due 7/01/00                                    190,000        196,650
Topeka, Kansas Industrial Revenue Refunding -
  Reser's Fine Foods, Inc. Project:
  5.00%, Due 4/01/01 (b)                                300,000        300,000
  5.20%, Due 4/01/03 (b)                                300,000        300,750
  5.30%, Due 4/01/04 (b)                                300,000        300,750
                                                                    ----------
                                                                     1,666,950
LOUISIANA 0.5%
Hodge, Louisiana Utility Revenue - Stone Container
  Corporation Project, 9.00%, Due 3/01/10               100,000        108,750
Louisiana Public Facilities Authority Revenue -
  Health and Higher Education Project, 7.90%,
  Due 12/01/15                                           10,000         10,473
                                                                    ----------
                                                                       119,223
MARYLAND 0.5%
Howard County, Maryland IDR Refunding - Keebler
  Company Project:
  5.70%, Due 3/01/99                                     50,000         50,493
  5.95%, Due 3/01/00                                     65,000         66,056
                                                                    ----------
                                                                       116,549
MASSACHUSETTS 13.8%
Massachusetts Health and Educational Facilities
  Authority Revenue - New England Memorial
  Hospital Project, 5.90%, Due 7/01/03                   85,000         84,787
Massachusetts Health and Educational Facilities
  Authority Revenue - Saints Memorial Medical
  Center, 5.50%, Due 10/01/02                         1,100,000      1,115,125
Massachusetts Industrial Finance Agency Health
  Care Facility Revenue - Metro Health Foundation
  of Massachusetts, Inc. Project, 6.25%,
  Due 12/01/03                                        1,300,000      1,317,875
Massachusetts Industrial Finance Agency Revenue -
  Institute for Developmental Disabilities Project,
  9.25%, Due 6/01/09                                    800,000        829,000
                                                                    ----------
                                                                     3,346,787
MISSOURI 4.3%
Columbia, Missouri IDR - American Air Filter
  Company, Inc. Project, 7.45%, Due 7/01/04           1,045,000      1,049,358

MONTANA 1.3%
Crow Finance Authority Tribal Purpose Revenue,
  4.75%, Due 10/01/00                                   290,000        292,175
Montana Board Housing Revenue Single Family
  Program, 4.60%, Due 12/01/99                           10,000         10,012
                                                                    ----------
                                                                       302,187
NEW MEXICO 5.0%
Chaves County, New Mexico Hospital Revenue -
  Eastern New Mexico Medical Center Project,
  7.25%, Due 12/01/10                                 1,110,000      1,221,000

NEW YORK 4.9%
Tompkins County, New York Industrial Development
  Agency Life Care Community Revenue - Kendal at
  Ithaca, Inc. Project, 7.25%, Due 6/01/03               90,000         92,925
United Nations Development Corporation
  Refunding, 5.60%, Due 7/01/26                       1,100,000      1,104,125
                                                                    ----------
                                                                     1,197,050
NORTH CAROLINA 1.3%
North Carolina Medical Care Commission Health
  Care Facilities First Mortgage Revenue - DePaul
  Community Facilities Project, 5.75%, Due 1/01/03      325,000        325,406

OHIO 5.3%
Cleveland, Ohio Airport Special Revenue Refunding -
  Continental Airlines, Inc. Project, 5.25%,
  Due 12/01/02 (b)                                    1,000,000        997,500
Cuyahoga County, Ohio MFHR - The Park Lane
  Apartments Project, 7.70%, Due 7/01/02                270,000        276,075
                                                                    ----------
                                                                     1,273,575
OKLAHOMA 3.7%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue:
  4.90%, Due 6/01/00                                    185,000        185,694
  5.05%, Due 6/01/01                                    205,000        206,025
  5.25%, Due 6/01/02                                    235,000        236,469
  5.45%, Due 6/01/03                                    260,000        261,950
                                                                    ----------
                                                                       890,138
PENNSYLVANIA 11.5%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project, 8.00%,
  Due 12/01/05                                          800,000        884,000
Lancaster County, Pennsylvania Solid Waste
  Management Authority Resource Recovery
  System Revenue, 8.375%, Due 12/15/04                  300,000        309,705
Luzerne County, Pennsylvania IDA IDR, 6.25%,
  Due 3/15/08                                           900,000        900,108

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED) FEBRUARY 28, 1998(UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
           STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 7.00%, Due 9/01/02                        $  300,000    $   304,125
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg
  LLC Project, 7.00%, Due 9/01/02                       300,000        304,125
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Revenue -
  Graduate Health System Obligated Group,
  5.75%, Due 7/01/02                                    100,000         95,250
                                                                   -----------
                                                                     2,797,313
TEXAS 9.6%
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17             1,163,890      1,175,530
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project, 8.875%,
  Due 6/01/21                                         1,080,000      1,146,150
                                                                   -----------
                                                                     2,321,680
VIRGINIA 1.9%
Virginia Housing Development Authority
  Commonwealth SFMR, 6.625%, Due 1/01/10                200,000        209,750
Virginia Small Business Financing Authority IDR -
  Albion Enterprises LLC Project, 6.00%,
  Due 1/01/02                                           250,000        250,625
                                                                   -----------
                                                                       460,375
WEST VIRGINIA 4.7%
Harrison County, West Virginia CDR Refunding -
  Kmart Corporation Project, 7.625%, Due 12/01/04        80,000         87,500
Weirton, West Virginia PCR - Weirton Steel Project,
  8.625%, Due 11/01/14                                1,000,000      1,060,000
                                                                   -----------
                                                                     1,147,500
WISCONSIN 5.8%
Wisconsin Health and Educational Facilities
  Authority Revenue - Linden Grove, Inc. Project,
  6.15%, Due 11/01/19                                   405,000        405,494
Wisconsin Health and Educational Facilities
  Authority Revenue - Lutheran Home for the
  Aging Project, 7.00%, Due 9/01/25                      30,000         31,575
Wisconsin Health and Educational Facilities
  Authority Revenue - Oconomowoc Memorial
  Hospital, Inc. Project, 6.20%, Due 7/01/12            950,000        966,625
                                                                   -----------
                                                                     1,403,694
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $23,071,346)                            23,156,517
------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 5.3%
ARIZONA
Maricopa County, Arizona IDA IDR - Borden, Inc.
  Project, 4.39%, Due 10/01/12 (Putable at $100 and
  Rate Reset Effective 10/01/00)                      1,300,000      1,275,625
------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $1,274,300)                      1,275,625
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.2%
MUNICIPAL BONDS 0.1%
ILLINOIS 0.0%
East Chicago Heights, Illinois Waterworks and
  Sewer Revenue, 7.00%, Due 5/01/98                      15,000         15,058

MASSACHUSETTS 0.1%
Massachusetts Health and Educational Facilities
  Authority Revenue - Norwood Hospital Project,
  7.30%, Due 7/01/98                                     15,000         15,121
                                                                   -----------
Total Municipal Bonds                                                   30,179

MUNICIPAL MONEY MARKET 4.1%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)                1,000,000      1,000,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,030,137)                       1,030,179
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $25,375,783) 104.8%           25,462,321
Other Assets and Liabilities, Net (4.8%)                            (1,174,604)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $24,287,717
==============================================================================


===============================================================================
                     STRONG SHORT-TERM MUNICIPAL BOND FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 82.9%
ALABAMA 0.3%
Bessemer, Alabama IDB IDR - Berman Brothers
  Project, 7.65%, Due 9/01/00                        $  505,000   $  511,565

ARIZONA 0.8%
Maricopa County, Arizona IDA MFHR - Mercy Bond
  Properties Arizona I-A, 5.20%, Due 1/01/04          1,000,000    1,031,250
Phoenix, Arizona IDA Hospital Revenue - John C.
  Lincoln Hospital and Health Center Project,
  4.65%, Due 12/01/99                                   450,000      453,375
                                                                  ----------
                                                                   1,484,625
CALIFORNIA 2.2%
California Health Facilities Financing Authority
  Hospital Revenue - Downey Community Hospital,
  4.90%, Due 5/15/00                                  2,325,000    2,356,969
Sacramento County, California MFHR Refunding -
  Fairways II Apartments, 5.35%, Due 8/01/25          1,950,000    2,028,000
                                                                  ----------
                                                                   4,384,969
COLORADO 2.1%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue, Zero %, Due 8/31/03                  500,000      396,875
Eaglebend, Colorado Affordable Housing
  Corporation MFHR Refunding Housing Project,
  5.45%, Due 7/01/02                                  1,250,000    1,273,437
Mesa County, Colorado IDR Refunding - Joy
  Technologies, Inc. Project, 8.50%, Due 9/15/06      1,020,000    1,162,800
Miners Mesa, Colorado Commercial Metropolitan
  District GO, 6.75%, Due 12/01/02                    1,200,000    1,201,200
                                                                  ----------
                                                                   4,034,312
CONNECTICUT 0.7%
Connecticut IDA - The Olympic Hotel Corporation
  Project, 6.95%, Due 8/01/03                         1,397,871    1,471,259

DISTRICT OF COLUMBIA 1.6%
District of Columbia Hospital Revenue Refunding -
  Medlantic Healthcare Group, Inc., 6.50%,
  Due 8/15/02                                         2,925,000    3,129,750

FLORIDA 1.1%
Florida Housing Finance Agency MFMR -
  Hammocks Place Project, 6.25%, Due 12/01/06         2,000,000    2,115,000

-------------------------------------------------------------------------------
===============================================================================
               STRONG SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
GEORGIA 3.4%
Athens-Clarke County, Georgia Residential Care
  Facilities for the Elderly Authority Revenue -
  Wesley Woods of Athens, Inc. Project, 5.30%,
  Due 10/01/01                                       $1,000,000    $ 1,012,500
Atlanta, Georgia Urban Residential Financing
  Authority MFHR Refunding - Ford Factory
  Square Apartments Project, 6.00%, Due 12/01/30      5,655,000      5,711,550
                                                                   -----------
                                                                     6,724,050
GUAM 7.8%
Guam Airport Authority General Revenue:
  5.80%, Due 10/01/99                                 1,450,000      1,479,000
  6.00%, Due 10/01/00                                 2,300,000      2,374,750
  6.40%, Due 10/01/05                                 7,045,000      7,696,663
Guam Government GO, 5.70%, Due 9/01/03                3,630,000      3,681,619
                                                                   -----------
                                                                    15,232,032
ILLINOIS 2.5%
Illinois EFA Revenue - Lewis University Project:
  4.50%, Due 10/01/99                                   470,000        471,762
  5.30%, Due 10/01/04                                 1,390,000      1,424,750
Naperville, DuPage County and Will County,
  Illinois EDR Refunding - Illinois Hospital &
  Health Systems Association Project, 5.70%,
  Due 5/01/04                                         2,790,000      2,922,525
                                                                   -----------
                                                                     4,819,037
IOWA 4.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 7.25%, Due 7/01/02     6,000,000      6,156,600
Iowa Finance Authority Mortgage Revenue
  Refunding - Friendship Village Project,
  4.95%, Due 11/01/00                                 1,700,000      1,734,000
                                                                   -----------
                                                                     7,890,600
KENTUCKY 1.8%
Mount Sterling, Kentucky League of Cities
  Funding Trust Lease Program Revenue,
  5.625%, Due 3/01/03                                 3,250,000      3,428,750

LOUISIANA 0.2%
Louisiana Public Facilities Authority Student
  Loan Revenue, 6.75%, Due 9/01/06                      410,000        441,775

MAINE 1.4%
Maine Educational Loan Marketing Corporation
  Student Loan Revenue Refunding, 6.90%,
  Due 11/01/03                                        2,570,000      2,785,238

MASSACHUSETTS 5.5%
Massachusetts Education Loan Authority
  Education Loan Revenue, 7.45%, Due 1/01/02          1,320,000      1,371,348
Massachusetts Industrial Finance Agency
  Refunding Revenue - Emerson College
  Issue, 8.50%, Due 1/01/03                           3,900,000      4,304,625
Massachusetts Industrial Finance Agency Water
  Treatment Revenue - Massachusetts-American
  Hingham Project, 6.25%, Due 12/01/10                4,695,000      5,094,075
                                                                   -----------
                                                                    10,770,048
MICHIGAN 1.4%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center:
  5.75%, Due 7/01/03                                  1,000,000      1,051,250
  6.00%, Due 7/01/04                                  1,005,000      1,072,837
  6.00%, Due 7/01/05                                    510,000        546,338
                                                                   -----------
                                                                     2,670,425
MISSISSIPPI 2.5%
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue:
  5.60%, Due 9/01/04                                  2,505,000      2,636,512
  5.80%, Due 9/01/06                                  2,050,000      2,157,625
                                                                   -----------
                                                                     4,794,137
MISSOURI 1.7%
Springfield, Missouri Land Clearance Redevelopment
  Authority Industrial Revenue Refunding -
  University Plaza Project, 6.30%, Due 10/01/06       1,790,000      1,863,838
St. Louis County, Missouri IDA MFHR Refunding -
  Heatherbrook Gardens Project, 5.10%, Due 3/01/05    1,355,000      1,380,406
                                                                   -----------
                                                                     3,244,244
NEW JERSEY 0.7%
New Jersey Health Care Facilities Financing
  Authority Revenue - Southern Ocean County
  Hospital Project, 5.75%, Due 7/01/01                1,400,000      1,442,000

NEW YORK 0.8%
New York, New York GO, 5.875%, Due 8/01/03            1,500,000      1,605,000

OHIO 8.3%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project:
  Zero %, Due 12/01/01                                1,000,000        845,000
  Zero %, Due 12/01/02                                1,240,000      1,052,450
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc. Project,
  5.25%, Due 12/01/02 (b)                             2,475,000      2,468,812
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/00                                    650,000        676,813
  6.53%, Due 9/15/00                                    670,000        704,337
  6.53%, Due 3/15/01                                    690,000        729,675
  6.53%, Due 9/15/01                                    715,000        762,369
  6.53%, Due 3/15/02                                    740,000        791,800
  6.53%, Due 9/15/02                                    760,000        817,000
  6.53%, Due 3/15/03                                    785,000        842,894
  6.53%, Due 9/15/03                                    815,000        875,106
  6.53%, Due 3/15/04                                    840,000        900,900
  6.53%, Due 9/15/04                                    865,000        927,712
Cuyahoga County, Ohio IDR Refunding - Joy
  Technologies, Inc. Project, 8.75%, Due 9/15/07      1,000,000      1,148,750
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding - Friendship Village of
  Dayton Project, 5.15%, Due 2/01/03                  1,000,000      1,003,750
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding EXTRAS - Friendship Village
  of Dayton Project, 5.375%, Due 2/01/22              1,050,000      1,059,188
Wood County, Ohio IDR - Abbey Etna Machine
  Company Project:
  7.55%, Due 7/01/99                                    290,000        298,337
  7.625%, Due 7/01/01                                   285,000        296,400
                                                                   -----------
                                                                    16,201,293
OREGON 3.0%
Hillsboro, Oregon Hospital Facility Authority
  Revenue and Advance Refunding - Tuality
  Healthcare Project, 4.80%, Due 10/01/00             5,775,000      5,861,625

PENNSYLVANIA 5.0%
Delaware County, Pennsylvania Authority Health
  Facilities Revenue - Mercy Health Corporation of
  Southeastern Pennsylvania Obligated Group,
  6.00%, Due 11/15/07                                 5,075,000      5,626,906

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED) FEBRUARY 28, 1998(UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                STRONG SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Horizon Hospital System Authority Hospital
  Revenue, 5.40%, Due 5/15/01                        $2,180,000   $  2,226,325
Sharon, Pennsylvania Regional Health Systems
  Authority Hospital Refunding Revenue - Sharon
  Regional Health Systems Project:
  6.40%, Due 12/01/00                                   705,000        741,131
  6.50%, Due 12/01/01                                   255,000        272,531
  6.60%, Due 12/01/02                                   800,000        868,000
                                                                  ------------
                                                                     9,734,893
SOUTH CAROLINA 1.6%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal Church
  Home Project, 5.40%, Due 4/01/04                    3,020,000      3,053,975

SOUTH DAKOTA 0.9%
South Dakota EDFA EDR Refunding - Pooled Loan
  Program - Technical Ordinance Project, 5.75%,
  Due 4/01/07                                         1,625,000      1,744,844

TEXAS 11.6%
Brazos, Texas Higher Education Authority, Inc.
  Student Loan Revenue Refunding:
  5.95%, Due 6/01/02                                  2,915,000      3,068,038
  6.50%, Due 3/01/99                                  1,345,000      1,368,833
Falcons Lair Utility and Reclamation
  District COP, 7.10%, Due 10/15/03                   5,855,000      5,964,781
Hidalgo County, Texas Health Services Corporation
  Hospital Revenue - Mission Hospital, Inc. Project,
  5.75%, Due 8/15/01                                  1,760,000      1,808,400
Odessa, Texas Housing Authority MFMR - Section
  8 Assisted Project:
  5.875%, Due 10/01/03                                1,385,000      1,405,775
  6.375%, Due 10/01/11                                2,735,000      2,796,537
Trinity River Authority Variable Rate Refunding -
  Texas Industries, Inc. Project, 6.375%,
  Due 9/01/07                                         1,585,000      1,638,494
Trinity River Authority Variable Rate Refunding -
  Texas Industries, Inc. Project, Series A, 6.375%,
  Due 9/01/07                                         4,325,000      4,470,969
                                                                  ------------
                                                                    22,521,827
UTAH 2.5%
Eagle Mountain, Utah Water and Sewer Revenue
  BAN, 5.375%, Due 9/01/01                            4,910,000      4,934,550

VIRGINIA 4.7%
James City County, Virginia IDA Residential Care
  Facility First Mortgage Revenue - Williamsburg
  Landing, Inc. Project, 5.75%, Due 3/01/26           3,000,000      3,049,050
Prince William County, Virginia IDA Residential
  Care Facility First Mortgage Revenue -
  Westminster Presbyterian Retirement Project,
  6.00%, Due 1/01/25                                  6,000,000      6,037,260
                                                                  ------------
                                                                     9,086,310
WASHINGTON 2.7%
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project, 6.25%,
  Due 12/01/11                                        1,510,000      1,560,963
Washington Health Care Facilities Authority
  Revenue - Sisters of Providence, 5.375%,
  Due 10/01/00                                        3,500,000      3,613,750
                                                                  ------------
                                                                     5,174,713
WISCONSIN 0.1%
Wisconsin Rapids, Wisconsin GO, 6.10%,
  Due 9/01/99                                           225,000        227,527
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $155,744,287)                          161,520,373
------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 1.3%
ARIZONA
Scottsdale, Arizona IDA First Mortgage Revenue
  Refunding - Westminster Village, Inc., 5.50%,
  Due 6/01/17 (Rate Reset Effective 12/01/99)         2,500,000      2,556,250
------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $2,522,268)                      2,556,250
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 15.7%
MUNICIPAL BONDS 3.2%
ILLINOIS 0.6%
Collinsville, Illinois Madison County IDR
  Refunding - Drury Inn-Collinsville Project,
  5.25%, Due 11/01/98                                   260,000        261,669
Illinois Health Facilities Authority Revenue -
  Trinity Medical Center Project, 6.15%,
  Due 7/01/98                                         1,000,000      1,006,070
                                                                  ------------
                                                                     1,267,739
SOUTH DAKOTA 2.4%
South Dakota Student Loan Corporation Student
  Loan Revenue, 7.35%, Due 8/01/98                    4,565,000      4,629,093

WISCONSIN 0.2%
Glendale, Wisconsin IDR - Autorol Corporation
  Project:
  7.00%, Due 9/30/98                                    100,000        101,899
  7.50%, Due 9/30/98                                    250,000        255,432
                                                                  ------------
                                                                       357,331
                                                                  ------------
Total Municipal Bonds                                                6,254,163

VARIABLE RATE PUT BONDS 5.1%
NEW MEXICO
Santa Ana Pueblo GO Public Improvement 5.30%,
  Due 12/01/13 (Putable at $100 and Rate Reset
  Effective 3/26/98)                                 10,000,000     10,013,200

WEEKLY VARIABLE RATE PUT BONDS 2.6%
MICHIGAN 0.8%
Michigan Strategic Fund Limited Obligation
  Revenue - Wilke Metal Products Project              1,600,000      1,600,000

MINNESOTA 1.8%
Golden Valley, Minnesota IDR Refunding -
  Graco, Inc. Project                                 3,500,000      3,500,000
                                                                  ------------
Total Weekly Variable Rate Put Bonds                                 5,100,000

DAILY VARIABLE RATE PUT BOND 3.2%
NORTH CAROLINA
Puttable Floating Option Tax-Exempt Receipts,
  Series PPT-4                                        6,150,000      6,150,000

MUNICIPAL MONEY MARKETS 1.6%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)                3,000,000      3,000,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $30,461,566)                     30,517,363
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $188,728,121) 99.9%          194,593,986
Other Assets and Liabilities, Net 0.1%                                 262,083
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $194,856,069
==============================================================================

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
LEGEND
-----------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) All or a portion of security is when-issued.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Affiliated issuer.  (See Note 6 of notes to financial statements.)

All costs are stated in thousands.

Percentages are stated as a percent of net assets.

See notes to financial statements.


ABBREVIATIONS
-----------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -- Bond Anticipation Notes
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
February 28, 1998 (Unaudited)
                                       (In Thousands, Except Per Share Amounts)

                                         STRONG HIGH-YIELD     STRONG MUNICIPAL
                                        MUNICIPAL BOND FUND        BOND FUND
                                        -------------------    ----------------
ASSETS:
 Investments in Securities, at Value
   Unaffiliated Issuers (Cost of
   $510,423 and $248,367, respectively)       $537,340              $267,043
   Affiliated Issuers (Cost of $22,000
   and $3,000, respectively)                    22,000                 3,000
 Receivable from Brokers for Securities Sold     1,583                13,345
 Receivable for Fund Shares Sold                   425                    10
 Interest Receivable                             8,855                 3,558
 Other Assets                                      313                   554
                                              --------              --------
 Total Assets                                  570,516               287,510

LIABILITIES:
 Payable to Brokers for Securities Purchased    34,395                19,399
 Payable for Fund Shares Redeemed                  251                    40
 Dividends Payable                               2,208                 1,041
 Accrued Operating Expenses and Other Liabilities   34                    37
                                              --------              --------
 Total Liabilities                              36,888                20,517
                                              --------              --------
NET ASSETS                                    $533,628              $266,993
                                              ========              ========
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)$506,258              $279,020
 Undistributed Net Realized Gain/Accumulated
 Net Realized Loss                                 626               (30,687)
 Net Unrealized Appreciation                    26,744                18,660
                                              --------              --------
 Net Assets                                   $533,628              $266,993
                                              ========              ========
Capital Shares Outstanding (Unlimited Number
 Authorized)                                    50,831                27,048

NET ASSET VALUE PER SHARE                       $10.50                 $9.87
                                                ======                 =====

                                         STRONG SHORT-TERM
                                             HIGH YIELD      STRONG SHORT-TERM
                                           MUNICIPAL FUND   MUNICIPAL BOND FUND
                                         -----------------  -------------------
ASSETS:
 Investments in Securities, at Value
  Unaffiliated Issuers (Cost of $24,375
  and $185,728, respectively)                 $24,462             $191,594
  Affiliated Issuers (Cost of $1,000
  and $3,000, respectively)                     1,000                3,000
 Receivable for Fund Shares Sold                  135                    5
 Interest Receivable                              401                3,110
 Other Assets                                     465                  354
                                              -------             --------
 Total Assets                                  26,463              198,063

LIABILITIES:
 Payable to Brokers for Securities Purchased    2,102                2,471
 Dividends Payable                                 69                  722
 Accrued Operating Expenses and Other Liabilities   4                   14
                                              -------             --------
 Total Liabilities                              2,175                3,207
                                              -------             --------
NET ASSETS                                    $24,288             $194,856
                                              =======             ========
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)$24,201             $201,628
 Accumulated Net Realized Loss                     --              (12,638)
 Net Unrealized Appreciation                       87                5,866
                                              -------             --------
 Net Assets                                   $24,288             $194,856
                                              =======             ========
Capital Shares Outstanding (Unlimited Number
 Authorized)                                    2,402               19,626

NET ASSET VALUE PER SHARE                      $10.11                 $9.93
                                               ======                 =====

                      See notes to financial statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Period Ended February 28, 1998 (Unaudited)
                                                           (In Thousands)

                                           STRONG HIGH-YIELD   STRONG MUNICIPAL
                                          MUNICIPAL BOND FUND      BOND FUND
                                          -------------------  ----------------
INCOME:
 Interest                                       $14,017             $ 7,144
 Dividends - Affiliated Issuers                      22                   6
                                                -------             -------
 Total Income                                    14,039               7,150

EXPENSES:
 Investment Advisory Fees                         1,289                 723
 Custodian Fees                                       9                   5
 Shareholder Servicing Costs                        111                 125
 Other                                              100                  54
                                                -------             -------
 Total Expenses                                   1,509                 907
                                                -------             -------
NET INVESTMENT INCOME                            12,530               6,243

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
  Investments                                     2,129               1,074
  Futures Contracts                                 (69)                (54)
                                                -------             -------
  Net Realized Gain                               2,060               1,020

 Change in Unrealized Appreciation/Depreciation on:
  Investments                                    15,069               7,645
  Futures Contracts                                (173)                (16)
                                                -------             -------
  Net Change in Unrealized Appreciation/
   Depreciation                                  14,896               7,629
                                                -------             -------
NET GAIN                                         16,956               8,649
                                                -------             -------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                $29,486             $14,892
                                                =======             =======

                                         STRONG SHORT-TERM
                                             HIGH YIELD      STRONG SHORT-TERM
                                           MUNICIPAL FUND   MUNICIPAL BOND FUND
                                         -----------------  -------------------
INCOME:
 Interest                                       $140               $4,860
 Dividends - Affiliated Issuers                    1                    4
                                                ----               ------
 Total Income                                    141                4,864

EXPENSES:
 Investment Advisory Fees                         14                  447
 Custodian Fees                                   --                    4
 Shareholder Servicing Costs                       4                   77
 Federal and State Registration Fees               6                   25
 Other                                             2                   19
                                                ----               ------
 Total Expenses before Waivers and Absorptions    26                  572
 Voluntary Expense Waivers and Absorptions
  by Advisor                                     (11)                  --
                                                ----               ------
 Expenses, Net                                    15                  572
                                                ----               ------
NET INVESTMENT INCOME                            126                4,292

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
  Investments                                     --                  (37)
  Futures Contracts                               --                 (319)
                                                ----               ------
  Net Realized Gain (Loss)                        --                 (356)
 Change in Unrealized Appreciation/Depreciation on:
  Investments                                     87                2,164
  Futures Contracts                               --                  116
                                                ----               ------
  Net Change in Unrealized Appreciation/
   Depreciation                                   87                2,280
                                                ----               ------
NET GAIN                                          87                1,924

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                     $213               $6,216
                                                ====               ======

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Thousands)
                                                                 STRONG HIGH-YIELD                      STRONG MUNICIPAL
                                                                MUNICIPAL BOND FUND                         BOND FUND
                                                          ---------------------------------      ---------------------------------
                                                          SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                                            FEB. 28, 1998     AUG. 31, 1997       FEB. 28, 1998      AUG. 31, 1997
                                                          ----------------    -------------      ----------------    -------------
                                                             (UNAUDITED)                           (UNAUDITED)
OPERATIONS:
   Net Investment Income                                      $ 12,530          $ 17,258             $  6,243           $ 12,625
   Net Realized Gain (Loss)                                      2,060             5,612                1,020             (2,375)
   Change in Unrealized Appreciation/Depreciation               14,896            12,919                7,629             15,504
                                                              --------          --------             --------           --------
   Increase in Net Assets Resulting from Operations             29,486            35,789               14,892             25,754

DISTRIBUTIONS:
   From Net Investment Income                                  (12,530)          (17,258)              (6,243)           (12,625)
   From Realized Gains                                            (743)               --                   --                 --
                                                              --------          --------             --------           --------
   Total Distributions                                         (13,273)          (17,258)              (6,243)           (12,625)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                   260,151           262,534               60,434             47,584
   Proceeds from Reinvestment of Distributions                   9,486            12,353                4,779              9,701
   Payment for Shares Redeemed                                (113,704)         (169,577)             (38,990)           (85,630)
                                                              --------          --------             --------           --------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                                         155,933           105,310               26,223            (28,345)
                                                              --------          --------             --------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        172,146           123,841               34,872            (15,216)

NET ASSETS:
   Beginning of Period                                         361,482           237,641              232,121            247,337
                                                              --------          --------             --------           --------
   End of Period                                              $533,628          $361,482             $266,993           $232,121
                                                              ========          ========             ========           ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                         25,099            26,701                6,168              5,134
   Issued in Reinvestment of Distributions                         920             1,264                  493              1,052
   Redeemed                                                    (10,997)          (17,300)              (4,008)            (9,293)
                                                                ------            ------                -----              -----
   Net Increase (Decrease) in Shares of the Fund                15,022            10,665                2,653             (3,107)
                                                                ======            ======                =====              =====

                                                                    STRONG SHORT-TERM
                                                                        HIGH YIELD                      STRONG SHORT-TERM
                                                                      MUNICIPAL FUND                   MUNICIPAL BOND FUND
                                                                  -------------------            --------------------------------
                                                                       PERIOD ENDED              SIX MONTHS ENDED     YEAR ENDED
                                                                      FEB. 28, 1998               FEB. 28, 1998     AUG. 31, 1997
                                                                  --------------------           ----------------   -------------
                                                                  (UNAUDITED) (NOTE 1)             (UNAUDITED)
OPERATIONS:
   Net Investment Income                                                 $   126                    $  4,292          $  7,326
   Net Realized Gain (Loss)                                                   --                        (356)             (740)
   Change in Unrealized Appreciation/Depreciation                             87                       2,280             2,965
                                                                         -------                    --------          --------
   Increase in Net Assets Resulting from Operations                          213                       6,216             9,551

DISTRIBUTIONS FROM NET INVESTMENT INCOME                                    (126)                     (4,292)           (7,326)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                              28,188                      80,927            96,449
   Proceeds from Reinvestment of Distributions                                43                       3,541             5,990
   Payment for Shares Redeemed                                            (4,030)                    (56,488)          (76,061)
                                                                         -------                    --------          --------
   Increase in Net Assets from Capital Share Transactions                 24,201                      27,980            26,378
                                                                         -------                    --------          --------
TOTAL INCREASE IN NET ASSETS                                              24,288                      29,904            28,603

NET ASSETS:
   Beginning of Period                                                        --                     164,952           136,349
                                                                         -------                    --------          --------
   End of Period                                                         $24,288                    $194,856          $164,952
                                                                         =======                    ========          ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                    2,798                       8,185             9,881
   Issued in Reinvestment of Distributions                                     4                         358               615
   Redeemed                                                                 (400)                     (5,714)           (7,801)
                                                                           -----                       -----             -----
   Net Increase in Shares of the Fund                                      2,402                       2,829             2,695
                                                                           =====                       =====             =====
24

                                                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
February 28, 1998 (Unaudited)

1. ORGANIZATION
   The accompanying financial statements represent the Strong Municipal Income Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
   - Strong High-Yield Municipal Bond Fund, Inc.
   - Strong Municipal Bond Fund, Inc.
   - Strong Short-Term High Yield Municipal Fund (a series of Strong Municipal Funds, Inc.)
   - Strong Short-Term Municipal Bond Fund, Inc.
   The inception date for Strong Short-Term High Yield Municipal Fund is November 30, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
   (A) Security Valuation -- Securities of the Funds for which market quotations are readily available are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at February 28, 1998.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses.
       When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

-------------------------------------------------------------------------------
February 28, 1998 (Unaudited)

   (F) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (G) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (H) Other -- Investment security transactions are recorded as of the trade date. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Short-Term Municipal Bond Fund 0.50%, Strong Municipal Bond Fund, Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund 0.60%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   Certain information regarding related party transactions for the six months ended February 28, 1998, is as follows:

                                              PAYABLE TO        OTHER SHAREHOLDER   UNAFFILIATED
                                              ADVISOR AT       SERVICING EXPENSES    DIRECTORS'
                                           FEBRUARY 28, 1998     PAID TO ADVISOR        FEES
                                           -----------------   ------------------   ------------
Strong High-Yield Municipal Bond Fund           $  837               $1,824             $2,530
Strong Municipal Bond Fund                       8,935                1,862              2,293
Strong Short-Term High Yield Municipal Fund      2,742                   --                775
Strong Short-Term Municipal Bond Fund               76                  945              1,905

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended February 28, 1998, were as follows:

                                                      PURCHASES        SALES
                                                    ------------   ------------
      Strong High-Yield Municipal Bond Fund         $354,906,242   $186,130,193
      Strong Municipal Bond Fund                      97,567,052     75,500,537
      Strong Short-Term High Yield Municipal Fund     25,143,052        778,413
      Strong Short-Term Municipal Bond Fund           31,777,044     11,648,914

-------------------------------------------------------------------------------


5. INCOME TAX INFORMATION

   The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2005) for federal income tax purposes were as follows:

                                                                AT FEBRUARY 28, 1998                       AT AUGUST 31, 1997
                                             ---------------------------------------------------------     ------------------
                                              FEDERAL TAX    UNREALIZED     UNREALIZED         NET          NET CAPITAL LOSS
                                                 COST       APPRECIATION   DEPRECIATION   APPRECIATION         CARRYOVERS
                                             ------------   ------------   ------------   ------------      ----------------
Strong High-Yield Municipal Bond Fund        $532,447,147    $30,330,553   ($3,437,336)    $26,893,217        $12,397,948
Strong Municipal Bond Fund                    251,476,245     18,566,771            --      18,566,771         31,581,529
Strong Short-Term High Yield Muncipal Fund     25,375,783         98,589       (12,051)         86,538                 --
Strong Short-Term Municipal Bond Fund         188,728,717      5,867,596        (2,326)      5,865,270            657,110

6. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the period ended February 28, 1998 is as follows:

                                                                                         BALANCE OF                    DIVIDEND
                                              SHARES          GROSS      GROSS SALES   SHARES OR PAR      VALUE         INCOME
                                               HELD         PURCHASES        AND         VALUE HELD      FEB. 28,   SEPT. 1, 1997 -
                                          SEPT. 1, 1997   AND ADDITIONS   REDUCTIONS   FEB. 28, 1998      1998       FEB. 28, 1998
                                          -------------   -------------   ----------   -------------   -----------  ---------------
Strong High-Yield Municipal Bond Fund
-------------------------------------
Strong Municipal Money Market Fund              --         $22,000,000            --    $22,000,000    $22,000,000      $22,358

Strong Municipal Bond Fund
--------------------------
Strong Municipal Money Market Fund              --          10,500,000   ($7,500,000)     3,000,000      3,000,000        5,852

Strong Short-Term High Yield Municipal Fund
-------------------------------------------
Strong Municipal Money Market Fund              --           1,000,000            --      1,000,000      1,000,000          992

Strong Short-Term Municipal Bond Fund
-------------------------------------
Strong Municipal Money Market Fund              --           6,500,000    (3,500,000)     3,000,000      3,000,000        3,684

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------
                                                         SELECTED PER-SHARE DATA(a)
                  --------------------------------------------------------------------------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                              ----------------------------------------   -------------------------------------
                                            Net Realized
                  Net Asset                and Unrealized      Total                                             Net Asset
                    Value,        Net           Gains          from       From Net    From Net                     Value,
                  Beginning   Investment     (Losses) on    Investment   Investment   Realized       Total         End of
 Period Ended     of Period     Income       Investments    Operations    Income(b)     Gains    Distributions     Period
Feb. 28, 1998(c)    $10.09       $0.30          $0.43          $0.73       ($0.30)     ($0.02)      ($0.32)        $10.50
Aug. 31, 1997         9.45        0.61           0.64           1.25        (0.61)         --        (0.61)         10.09
Aug. 31, 1996(d)      9.91        0.44          (0.46)         (0.02)       (0.44)         --        (0.44)          9.45
Dec. 31, 1995         9.29        0.69           0.62           1.31        (0.69)         --        (0.69)          9.91
Dec. 31, 1994        10.10        0.71          (0.81)         (0.10)       (0.71)         --        (0.71)          9.29
Dec. 31, 1993(e)     10.00        0.16           0.10           0.26        (0.16)         --        (0.16)         10.10

                                             RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------------------
                                Net                  Ratio of Expenses   Ratio of Net
                              Assets,     Ratio of     to Average Net     Investment
                              End of      Expenses     Assets Without       Income      Portfolio
                    Total   Period (In   to Average     Waivers and       to Average    Turnover
 Period Ended      Return    Millions)   Net Assets     Absorptions       Net Assets      Rate
Feb. 28, 1998(c)    +7.3%      $534         0.7%*          0.7%*             5.8%*        42.2%
Aug. 31, 1997      +13.6%       361         0.7%           0.7%              6.2%         92.1%
Aug. 31, 1996(d)    -0.1%       238         0.7%*          0.7%*             6.9%*       106.8%
Dec. 31, 1995      +14.6%       267         0.4%           0.8%              7.1%        113.8%
Dec. 31, 1994       -1.0%       108         0.0%           0.8%              7.5%        198.1%
Dec. 31, 1993(e)    +2.7%        21         0.0%*          1.1%*             6.8%*        28.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) Tax-exempt for regular federal income tax purposes.
 (c) For the six months ended February 28, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
 (d) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.
 (e) Inception date is October 1, 1993.  Total return and portfolio turnover rate are not annualized.

                                                                                                                            27

FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA(a)
                 -------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                            --------------------------------------  -----------------------------------------------
                                         Net Realized
                 Net Asset              and Unrealized    Total                 In Excess                            Net Asset
                   Value,       Net         Gains          from      From Net     of Net    From Net                  Value,
                 Beginning  Investment   (Losses) on    Investment  Investment  Investment  Realized      Total       End of
 Period Ended    of Period    Income     Investments    Operations   Income(b)    Income      Gains   Distributions   Period
Feb. 28, 1998(c)  $ 9.52       $0.25        $0.35          $0.60      ($0.25)         --         --      ($0.25)      $ 9.87
Aug. 31, 1997       8.99        0.50         0.53           1.03       (0.50)         --         --       (0.50)        9.52
Aug. 31, 1996(d)    9.52        0.33        (0.53)         (0.20)      (0.33)         --         --       (0.33)        8.99
Dec. 31, 1995       9.23        0.52         0.51           1.03       (0.54)     ($0.20)        --       (0.74)        9.52
Dec. 31, 1994      10.25        0.56        (1.02)         (0.46)      (0.56)         --         --       (0.56)        9.23
Dec. 31, 1993      10.00        0.58         0.57           1.15       (0.58)         --     ($0.32)      (0.90)       10.25
Dec. 31, 1992       9.76        0.65         0.50           1.15       (0.65)         --      (0.26)      (0.91)       10.00

                                          RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------------------
                               Net                  Ratio of Expenses   Ratio of Net
                             Assets,     Ratio of     to Average Net     Investment
                             End of      Expenses     Assets Without       Income      Portfolio
                   Total   Period (In   to Average     Waivers and       to Average     Turnover
 Period Ended     Return    Millions)   Net Assets     Absorptions       Net Assets       Rate
Feb. 28, 1998(c)   +6.4%      $267         0.8%*          0.8%*             5.2%*         30.9%
Aug. 31, 1997     +11.8%       232         0.8%           0.8%              5.4%          85.0%
Aug. 31, 1996(d)   -2.1%       247         0.8%*          0.8%*             5.4%*        172.9%
Dec. 31, 1995     +11.4%       247         0.8%           0.8%              5.4%         513.8%
Dec. 31, 1994      -4.6%       280         0.8%           0.8%              5.8%         311.0%
Dec. 31, 1993     +11.8%       399         0.7%           0.8%              5.6%         156.7%
Dec. 31, 1992     +12.2%       290         0.1%           0.9%              6.4%         324.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the six months ended February 28, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA(a)
                  --------------------------------------------------------------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                              ----------------------------------------   --------------------------
                  Net Asset                 Net Realized      Total                                  Net Asset
                    Value,        Net      and Unrealized      from       From Net                     Value,
                  Beginning   Investment      Gains on      Investment   Investment       Total        End of
 Period Ended     of Period     Income       Investments    Operations   Income (b)   Distributions    Period
Feb. 28, 1998(c)    $10.00       $0.11          $0.11          $0.22       ($0.11)       ($0.11)       $10.11

                                           RATIOS AND SUPPLEMENTAL DATA
                  -------------------------------------------------------------------------------
                               Net                   Ratio of Expenses   Ratio of Net
                             Assets,     Ratio of      to Average Net     Investment
                             End of      Expenses      Assets Without       Income      Portfolio
                   Total   Period (In   to Average      Waivers and       to Average     Turnover
 Period Ended     Return    Millions)   Net Assets      Absorptions       Net Assets       Rate
Feb. 28, 1998(c)   +2.3%       $24         0.6%*           1.1%*             5.0%*         5.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the period from November 30, 1997 (inception) to February 28, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.

STRONG SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------
                                                         SELECTED PER-SHARE DATA(a)
                  --------------------------------------------------------------------------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                              ----------------------------------------   -------------------------------------
                                            Net Realized
                  Net Asset                and Unrealized      Total                                             Net Asset
                    Value,        Net           Gains          from       From Net    From Net                     Value,
                  Beginning   Investment     (Losses) on    Investment   Investment   Realized       Total         End of
 Period Ended     of Period     Income       Investments    Operations    Income(b)     Gains    Distributions     Period
Feb. 28, 1998(c)    $ 9.82       $0.23          $0.11          $0.34       ($0.23)         --       ($0.23)        $ 9.93
Aug. 31, 1997         9.67        0.49           0.15           0.64        (0.49)         --        (0.49)          9.82
Aug. 31, 1996(d)      9.77        0.33          (0.10)          0.23        (0.33)         --        (0.33)          9.67
Dec. 31, 1995         9.73        0.47           0.04           0.51        (0.47)         --        (0.47)          9.77
Dec. 31, 1994        10.36        0.45          (0.62)         (0.17)       (0.45)     ($0.01)       (0.46)          9.73
Dec. 31, 1993        10.20        0.44           0.23           0.67        (0.44)      (0.07)       (0.51)         10.36
Dec. 31, 1992        10.00        0.48           0.22           0.70        (0.48)      (0.02)       (0.50)         10.20

                                             RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------------------
                                Net                  Ratio of Expenses   Ratio of Net
                              Assets,     Ratio of     to Average Net     Investment
                              End of      Expenses     Assets Without       Income      Portfolio
                    Total   Period (In   to Average     Waivers and       to Average    Turnover
 Period Ended      Return    Millions)   Net Assets     Absorptions       Net Assets      Rate
Feb. 28, 1998(c)   +3.5%       $195         0.6%*          0.6%*             4.8%*         7.2%
Aug. 31, 1997      +6.7%        165         0.7%           0.7%              5.0%         26.2%
Aug. 31, 1996(d)   +2.4%        136         0.7%*          0.7%*             5.1%*        38.0%
Dec. 31, 1995      +5.4%        133         0.8%           0.8%              4.8%        226.8%
Dec. 31, 1994      -1.6%        161         0.7%           0.7%              4.5%        273.2%
Dec. 31, 1993      +6.8%        216         0.6%           0.7%              4.2%        141.5%
Dec. 31, 1992      +7.2%        111         0.2%           0.8%              4.9%        139.9%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) Tax-exempt for regular federal income tax purposes.
 (c) For the six months ended February 28, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
 (d) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.

28

                                     DIRECTORS
                                Richard S. Strong
                                  Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







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                                 CALL 1-800-368-1030

                           To learn more about our funds,
                            discuss an existing account,
                             or conduct a transaction,
                                CALL 1-800-368-3863
                                -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

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                                    [STRONG LOGO]

                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 7554D98            98SMUN